UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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WASHINGTON TRUST BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WASHINGTON TRUST BANCORP, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 23, 2013

To the Shareholders of
Washington Trust Bancorp, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of WASHINGTON TRUST BANCORP, INC., a Rhode Island corporation (the “Corporation”), will be held at the Westerly Library, 44 Broad Street, Westerly, Rhode Island on Tuesday, the 23rd of April, 2013 at 11:00 a.m. (local time) for the purpose of considering and acting upon the following:

1.	The election of four directors, nominated by the Board of Directors, for three-year terms, each to serve until their successors are duly elected and qualified;

2.	The ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013;

3.	A non-binding resolution to approve the compensation of the Corporation’s named executive officers;

4.	The approval of the Washington Trust Bancorp, Inc. 2013 Stock Option and Incentive Plan; and

5.	Such other business as may properly come before the meeting, or any adjournment thereof.

Only shareholders of record at the close of business on February 26, 2013 will be entitled to notice of and to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.  PLEASE SIGN, DATE, AND FILL IN THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM AND RETURN IT BY MAIL IN THE ENCLOSED ADDRESSED ENVELOPE OR VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE AS DESCRIBED IN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM.  IF YOU WISH TO VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND DO SO.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting To Be Held on April 23, 2013: The Corporation’s 2013 Proxy Statement, Form 10-K and Annual Report for 2012 are available at www.washtrust.com/proxy.  These documents are also available by calling the Corporation’s toll-free number (800) 475-2265 or by contacting Elizabeth B. Eckel, Senior Vice President by email at investor.relations@washtrust.com.

Free parking is available at the Washington Trust parking garage at 23 Broad Street, Westerly, Rhode Island.  The Westerly Library is handicapped accessible.  Please call 401-348-1566 for questions regarding accessibility.

By Order of the Board of Directors,

/s/ David V. Devault
David V. Devault, Secretary

This Proxy Statement is dated March 13, 2013 and was first mailed to the Corporation’s shareholders on or about
March 13, 2013.

WASHINGTON TRUST BANCORP, INC.
23 Broad Street, Westerly, RI  02891    Telephone: 401-348-1200

PROXY STATEMENT

The accompanying proxy is solicited by and on behalf of the Board of Directors of Washington Trust Bancorp, Inc. (the “Corporation” or “Washington Trust”) for use at the Annual Meeting of Shareholders to be held at the Westerly Library, 44 Broad Street, Westerly, Rhode Island on Tuesday, the 23rd of April, 2013 at 11:00 a.m. (local time) (the “Annual Meeting”), and any adjournment thereof, and may be revoked at any time before it is exercised by submission of another proxy bearing a later date, by voting through the Internet or by telephone, by attending the Annual Meeting and voting in person, or by notifying the Corporation of the revocation in writing to the Secretary of the Corporation, 23 Broad Street, Westerly, Rhode Island 02891.  If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated by the shareholder or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted “for” Proposal Nos. 1, 2, 3 and 4.

This Proxy Statement is dated March 13, 2013 and was first mailed to our shareholders on or about March 13, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting To Be Held on April 23, 2013: Our 2013 Proxy Statement, our Form 10-K and our Annual Report for 2012 are available at www.washtrust.com/proxy.  These documents are also available by calling our toll-free number (800) 475-2265 or by contacting Elizabeth B. Eckel, Senior Vice President, by email at investor.relations@washtrust.com.

As of February 26, 2013, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, there were 16,403,296 shares of our common stock, $0.0625 par value, issued and outstanding.  Each share of common stock is entitled to one vote per share on all matters to be voted upon at the Annual Meeting, with all holders of common stock voting as one class.  A majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will be counted for purposes of determining if a quorum is present.

For Proposal No. 1, you may either vote “for” all the nominees to the Board of Directors or you may “withhold” your vote for any nominee you specify.  For each of Proposal Nos. 2, 3 and 4, you may vote “for” or “against” the Proposal, or abstain from voting on the Proposal.

Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.  The individuals who receive the largest number of “for” votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting.  Accordingly, the four nominees who receive the most “for” votes will be elected as directors.  Abstentions and broker non-votes will not affect the outcome of the election of directors.

The ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 will require “for” votes from a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.  Abstentions will have the same effect as a vote “against” the proposal.  Broker non-votes, if any, will have no effect on the vote.

The approval of the non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers will require “for” votes from a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.  Abstentions will have the same effect as a vote “against” the proposal.  Broker non-votes, if any, will have no effect on the vote.

The approval of the resolution to approve the 2013 Washington Trust Bancorp, Inc. Stock Option and Incentive Plan will require “for” votes from a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.  Abstentions will have the same effect as a vote “against” the proposal.  Broker non-votes, if any, will have no effect on the vote.

We know of no matters to be brought before the Annual Meeting other than those referred to in this Proxy Statement.  If any other matters not described in the Proxy Statement are properly presented at the meeting, any proxies received by us will be voted in the discretion of the proxy holders.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)
Our Board of Directors is divided into three classes, with each class serving staggered terms of three years, so that only one class is elected in any one year.  Under our by-laws, any director who reaches his or her 70th birthday agrees to resign from the Board of Directors as of the next Annual Meeting of Shareholders following such director’s 70th birthday.  There are presently 13 directors.

This year, based on the recommendation of our Nominating and Corporate Governance Committee (the “Nominating Committee”), a total of four nominees for election to the Board of Directors have been nominated to be elected at the Annual Meeting to serve until the 2016 Annual Meeting of Shareholders and until their respective successors are elected and qualified.

Based on the recommendation of our Nominating Committee, the Board of Directors has nominated Barry G. Hittner, Esq., Katherine W. Hoxsie, CPA, Kathleen E. McKeough, and John C. Warren for election at the Annual Meeting.  Each of the nominees for director is presently a director of the Corporation.  Each of the nominees has consented to being named a nominee in this Proxy Statement and has agreed to serve as a director if elected at the Annual Meeting.  In the event that any nominee is unable to serve, the persons named in the proxy have discretion to vote for other persons if the Board of Directors designates such other persons.  The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.

The Board of Directors unanimously recommends that shareholders vote “FOR” this proposal.
________________

The following paragraphs provide information as of the date of this Proxy Statement about each member of the Board of Directors and each director nominee.  The information presented includes information provided by each director about positions held, principal occupation and business experience for the past five years or more.  The biographical description below for each nominee includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of the Corporation.  The biographical description below for each director who is not standing for election includes the specific experience, qualifications, attributes and skills that the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director.  The Board of Directors did not currently evaluate whether these directors should serve as directors, as the terms for which they have been previously elected continue beyond the Annual Meeting.  In addition to the information presented below regarding each person’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe all of our directors have a reputation for integrity, honesty and adherence to high ethical standards.  They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Corporation and its shareholders.

John J. Bowen, Director since 2011
Mr. Bowen, age 61, has been the Chancellor, President and Chief Executive Officer of Johnson & Wales University, Providence, Rhode Island, since 2010, having served as President and Chief Executive Officer from 2004 to 2010, and is a member of the Board of Trustees of the University.  He joined Johnson & Wales University in 1974 as a faculty member and currently oversees more than 17,000 students and approximately 2,000 employees at four domestic campuses.  He serves as a board member for a wide variety of not-for-profit organizations and has previously served as a director of a large regional bank.  We believe Mr. Bowen’s qualifications to serve on the Board of Directors include his experience as an executive of a large, successful institution as well as his previous experience in the banking industry.

Steven J. Crandall, Director since 1983
Mr. Crandall, age 60, has served as Vice President of Ashaway Line & Twine Manufacturing Co., a manufacturer of sporting goods products and medical threads, for over 35 years.  Mr. Crandall’s experience and responsibilities include domestic and international sales and marketing, corporate finance and financial analysis, and human resources management.  We believe Mr. Crandall’s qualifications to serve on the Board of Directors include his extensive experience in sales and marketing as well as the management of a successful commercial and industrial business.

Robert A. DiMuccio, CPA, Director since 2010
Mr. DiMuccio, age 55, has served as President and Chief Executive Officer of Amica Mutual Insurance Company since 2005 and has held the title of Chairman since 2009.  He joined Amica in 1991 as a Vice President and has held a variety of positions of progressive responsibility, including Chief Financial Officer and Treasurer.  Prior to joining Amica, Mr. DiMuccio was an audit partner with the public accounting firm of KPMG LLP, with experience in audits of public and non-public companies including banking and insurance companies.  Mr. DiMuccio is also a director and the past Chair of the Property Casualty Insurers Association of America and has earned the Chartered Property Casualty Underwriter (CPCU) designation.  We believe Mr. DiMuccio’s qualifications to serve on the Board of Directors include his extensive experience in the areas of audit, accounting and financial reporting, as well as his record of leadership in the financial services industry.

Barry G. Hittner, Esq., Director since 2003
Mr. Hittner, age 66, is an attorney, and was Of Counsel with the firm of Cameron & Mittleman from 2003 to 2011.  Prior to that, he was Of Counsel with the firm of Edwards & Angell, LLP.  His legal experience over many years includes legal representation of banks and insurance entities.  He served as the Director of the Rhode Island Department of Business Regulation and as State Banking Commissioner from 1995 to 1999 and served as an attorney with the firm of Edwards & Angell from 1979 to 1995. We believe Mr. Hittner’s qualifications to serve on the Board of Directors include his extensive legal experience, with particular emphasis in the financial services industry, as well as his background in the area of regulatory oversight.

Katherine W. Hoxsie, CPA, Director since 1991
Ms. Hoxsie, age 64, has been retired since 2008.  She served as the Vice President of Hoxsie Buick-Pontiac-GMC Truck, Inc. automotive dealership, responsible for the company’s management and operations from 1991 until 2008.  Prior to 1991, Ms. Hoxsie was employed by the public accounting firm of Price Waterhouse with experience in audits of public and non-public companies, including financial services companies.  We believe Ms. Hoxsie’s qualifications to serve on the Board of Directors include her expertise in the areas of audit, finance, accounting and taxation, as well as her knowledge of regulatory and financial reporting requirements.

Joseph J. MarcAurele, Director since 2009
Mr. MarcAurele, age 61, has served as Chairman, President and Chief Executive Officer of the Corporation and its subsidiary bank, The Washington Trust Company, since April 2010. He joined Washington Trust in 2009 as President and Chief Operating Officer of the Corporation and The Washington Trust Company.  He served as President of Citizens Bank from 2007 to 2009 and previously held positions of President and Chief Executive Officer of Citizens Bank entities in Rhode Island and Connecticut from 2001 to 2007.  He held a series of positions of executive leadership at Citizens Bank from 1993 to 2001 in the areas of commercial lending, wealth management and private banking.  Prior to that, Mr. MarcAurele held positions at Fleet National Bank with concentration in commercial lending and credit analysis and also held the position of Senior Vice President, Director of Human Resources.  We

believe Mr. MarcAurele’s qualifications to serve on the Board of Directors include his extensive experience in many areas of banking and financial services, experience in positions of executive leadership, and knowledge of the business community in our market area.

Kathleen E. McKeough, Director since 2003
Ms. McKeough, age 62, is retired. She served as the Senior Vice President, Human Resources, of GTECH Holdings Corporation, a lottery industry and financial transaction processing company, from 2000 to 2004. From 1991 to 1999, she served with the U.S. division of Allied Domecq, PLC, a manufacturer and franchiser for 6,500 franchised stores, in positions which included Treasurer, Chief Financial Officer and Senior Vice President, Human Resources.  Previously, she held positions in commercial lending and credit administration with Bank of Boston.  We believe Ms. McKeough’s qualifications to serve on the Board of Directors include her extensive experience in human resources matters as well as her experience in finance and banking.

Victor J. Orsinger II, Esq., Director since 1983
Mr. Orsinger, age 66, is an attorney. Since January 1, 2012, he has had an independent law practice and has been Of Counsel with the firm of Orsinger Nardone Lallo and Thomsen. Mr. Orsinger was a partner in the law firm of Orsinger & Nardone Law Offices from 1985 through December 31, 2011. Previously, Mr. Orsinger was engaged in the practice of law either as a sole practitioner or affiliated with other attorneys and firms. Mr. Orsinger has over 40 years of legal experience in the areas of real estate, estate planning and probate matters, commercial loan transactions, and corporate and partnership law. We believe Mr. Orsinger’s qualifications to serve on the Board of Directors include his broad legal experience, including in the areas of commercial and residential real estate lending and wealth management, and knowledge of corporate governance matters.

H. Douglas Randall, III, Director since 2000
Mr. Randall, age 65, is the Chief Executive Officer of Randall, Realtors, and also holds the title of Chief Executive Officer in several related firms including Kinlin Grover Real Estate (since 2009), Kinlin Grover Commercial (since 2010), Page Taft (since 2011) and Pequot Commercial (since 2012).  These firms operate 29 realty offices with 485 professionals and staff in Rhode Island, Massachusetts and Connecticut.  Mr. Randall has over 40 years of experience in realty and property use matters, holding Graduate Realtors Institute and Certified Residential Broker designations.  We believe Mr. Randall’s qualifications to serve on the Board of Directors include his extensive experience in and knowledge of real estate matters as well as the management of a successful realty business.

Edwin J. Santos, Director Since 2012
Mr. Santos, age 53, has had a distinguished career in banking, with experience in risk management, corporate governance, management advisory services, acquisitions, and reengineering efforts. He served for many years in various positions of significant responsibility with FleetBoston Financial Group and most recently served as Group Executive Vice President and General Auditor for Citizens Financial Group prior to his retirement in 2009. Mr. Santos currently serves as Chairman of CharterCARE Health Partners and previously served as Vice Chairman of the Bryant University Board of Trustees. We believe Mr. Santos’ professional competency, broad experience in the financial services industry and strong reputation in the Rhode Island community qualify him to serve on the Board of Directors.

Patrick J. Shanahan, Jr., Director since 2002
Mr. Shanahan, age 68, is retired and was the Chairman and Chief Executive Officer, First Financial Corp., a publicly traded Rhode Island bank holding company, from 1981 to 2002, and served as the President and Chief Executive Officer of its commercial bank subsidiary, First Bank and Trust Company, from 1975 to 2002.  Mr. Shanahan has over 45 years experience in the financial services industry.  We believe Mr. Shanahan’s qualifications to serve on the Board of Directors include his extensive experience in the leadership and governance of a commercial bank, his background in commercial lending, and his knowledge of financial reporting and bank regulatory matters.

John F. Treanor, Director since 2001
Mr. Treanor, age 65, served as the President and Chief Operating Officer of the Corporation and The Washington Trust Company from 1999 until his retirement in 2009.  Mr. Treanor has over 40 years of experience in the financial services industry.  Prior to joining Washington Trust, he held Chief Financial Officer positions with commercial banks for ten years and previously served as Director of Corporate Planning and Mergers and Acquisitions for a major Boston bank for more than five years.  Mr. Treanor is a member of the board of directors of the Federal Home Loan Bank of Boston and a member of the board of directors of Beacon Mutual Insurance Company, where he serves as chairperson of the Audit Committee.  We believe Mr. Treanor’s qualifications to serve on the Board of Directors include his strong background in banking and finance as well as his extensive knowledge of regulatory and governance matters.

John C. Warren, Director since 1996
Mr. Warren, age 67, retired as Chairman and Chief Executive Officer of the Corporation and The Washington Trust Company in April 2010.  He had served in that capacity since 1999.  He joined Washington Trust as President in 1996.  Mr. Warren has nearly 40 years of banking and capital markets experience.  Prior to joining Washington Trust, he served as Chief Executive Officer of Sterling Bancshares Corporation for six years.  Earlier, he held numerous positions in the fields of investments, asset/liability management and capital markets with Shawmut National Corp.  We believe Mr. Warren’s qualifications to serve on the Board of Directors include his long experience in banking and finance as well as his successful experience in growth of the Corporation within existing markets and through acquisitions.

_________________

None of our director nominees or incumbents serves or has served during the past five years as a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or registered as an investment company under the Investment Company Act of 1940, as amended.

The following table sets forth certain information as of February 26, 2013 regarding (i) the beneficial ownership interest in our common stock of the directors and certain executive officers of the Corporation and the Corporation’s subsidiary, The Washington Trust Company (the “Bank”), (ii) the beneficial ownership interest of all directors and executive officers of the Corporation, as a group, and (iii) the security holdings of each person, including any group of persons, known by the Corporation to be the beneficial owner of five percent (5%) or more of our common stock outstanding.

	Term Expiring In	Common Stock	Exercisable Options (a)	Vested Restricted Stock Units (b)	Total	Percentage Of Class
Nominees and Directors:
Barry G. Hittner, Esq.	2013	7,100	2,000	1,000	10,100	0.06%
Katherine W. Hoxsie, CPA	2013	133,637	4,000	1,000	138,637	0.84%
Kathleen E. McKeough	2013	4,620	2,000	1,000	7,620	0.05%
John C. Warren	2013	50,681	—	1,000	51,681	0.31%
John J. Bowen	2014	3,000	—	—	3,000	0.02%
Robert A. DiMuccio, CPA	2014	2,200	—	—	2,200	0.01%
H. Douglas Randall, III	2014	15,074	4,000	1,000	20,074	0.12%
John F. Treanor	2014	22,876	—	1,000	23,876	0.14%
Steven J. Crandall	2015	6,707	4,000	1,000	11,707	0.07%
Joseph J. MarcAurele	2015	3,000	—	—	3,000	0.02%
Victor J. Orsinger II, Esq.	2015	12,669	2,000	1,000	15,669	0.09%
Edwin J. Santos	2015	1,000	—	—	1,000	0.01%
Patrick J. Shanahan, Jr.	2015	40,976	4,000	1,000	45,976	0.28%

Certain Executive Officers:
Stephen M. Bessette		3,242	12,100	—	15,342	0.09%
Galan G. Daukas		1,270	39,515	—	40,785	0.25%
David V. Devault		38,671	17,500	—	56,171	0.34%
Mark K. W. Gim		2,830	9,200	—	12,030	0.07%
All directors and executive officers as a group (23 persons)		377,302	143,247	9,000	529,549	3.20%

Beneficial Owners:
David W. Wallace (c) 680 Steamboat Road, Greenwich, CT 06830		1,968,417	—	—	1,968,417	11.89%
Jean and David W. Wallace Foundation (d) 680 Steamboat Road, Greenwich, CT 06830		913,000	—	—	913,000	5.51%
BlackRock, Inc. (e)		901,124	—	—	901,124	5.44%
T. Rowe Price Associates, Inc. (f)		1,262,030	—	—	1,262,030	7.62%

(a)	Stock options that are or will become exercisable within 60 days of February 26, 2013.

(b)	Restricted stock units that are or will become exercisable within 60 days of February 26, 2013.

(c)
Based on information set forth in an Amendment No. 14 to a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013 and other information provided by Mr. Wallace to the Corporation.  Includes 134,000 shares owned by Mr. Wallace’s spouse, 913,000 shares held by the Jean and David W. Wallace Foundation, of which Mr. Wallace serves as Trustee, and 44,417 shares held by the Trust Two F/B/O Lindsay Mclean Juge for which Mr. Wallace’s spouse serves as trustee.

(d)
Based on information set forth in an Amendment No. 14 to a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2013.  These shares are also included in the shares owned by David W. Wallace as discussed in more detail in footnote (c) above.

(e)	Based on information set forth in an Amendment No. 2 to a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2013.

(f)
Based on information set forth in an Amendment No. 3 to a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2013.  These shares are owned by various individuals and institutional investors for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as an investment adviser with power to direct investments and/or sole power to vote the shares.  For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

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CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines, which are available on our website at www.washtrust.com under Investor Relations – Governance Documents.  The Guidelines describe our corporate governance practices and address issues such as Board composition and responsibilities, Board leadership structure, the Board’s relationship with management and executive succession planning.

Board Leadership Structure
The Board believes that the Corporation’s Chief Executive Officer is best positioned to serve as Chairman because he is the director most familiar with the Corporation’s business and industry, and most capable of effectively identifying and executing strategy priorities.  The Corporation’s independent directors bring experience, oversight and expertise from various areas outside the Corporation, while the Chief Executive Officer brings Corporation-specific experience and expertise.  The Board recognizes its responsibility to hold management accountable for the execution of strategy once it is developed.  The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of shareholders because it fosters clear accountability and effective decision-making while providing the appropriate balance between strategy development and independent oversight of management.

Lead Director
The Corporation’s Corporate Governance Guidelines call for the Chairperson of the Nominating Committee of the Board to serve as Lead Director.  The Lead Director has the responsibility of presiding at all executive sessions of the non-employee, independent directors, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive and advising him on the efficiency of the Board meetings and the facilitation of communication between the non-management directors and management.

Executive Sessions
The Board believes that executive sessions consisting solely of independent directors are part of good governance practices.  The Board conducts executive sessions as deemed necessary from time to time and as otherwise required by the NASDAQ Listing Rules.

Director Independence
The Corporation’s Board has determined that each of current directors John J. Bowen, Steven J. Crandall, Robert A. DiMuccio, Barry G. Hittner, Katherine W. Hoxsie, Kathleen E. McKeough, Victor J. Orsinger II, H. Douglas Randall, III, Edwin J. Santos, Patrick J. Shanahan, Jr. and John F. Treanor is considered independent under the NASDAQ Listing Rules.

Any interested party who wishes to make their concerns known to the independent directors may avail themselves of the same procedures utilized for shareholder communications with the Corporation’s Board, which procedures are described under the heading “Communications With the Board of Directors” on page 52 of this Proxy Statement.

The Board’s Role in Risk Oversight
The Board’s role in the Corporation’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Corporation, including operational, credit, interest rate, liquidity, fiduciary, legal, regulatory, compensation, strategic and reputational risks.  The full Board of the Corporation or the

Bank (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand and determine the adequacy of our risk identification, risk management and risk mitigation strategies.  When a Committee receives a report, the Chairman of the relevant Committee reports on the discussion to the full Board of the Corporation or the Bank at the next Board meeting.  This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.  As part of its charter, the Audit Committee reviews the effectiveness of the risk assessment and risk management program.

BOARD OF DIRECTORS AND COMMITTEES
Meeting Attendance
The Corporation’s Board of Directors held 13 meetings in 2012.  The Board of Directors of the Bank, the members of which included all of the Corporation’s Board members, held 13 meetings in 2012.  The independent directors of the Corporation’s Board and the Bank’s Board each met in executive session two times during 2012.  During 2012, each member of the Corporation’s Board attended at least 75% of the aggregate number of meetings of the Corporation’s Board, the Bank’s Board and the committees of the Corporation’s Board of which such person was a member.  While we do not have a formal policy related to Board member attendance at Annual Meetings of Shareholders, directors are encouraged to attend each Annual Meeting to the extent reasonably practicable.  Each of our directors attended the April 24, 2012 Annual Meeting of Shareholders.

Board Committees
The committees of the Corporation’s Board consist of an Executive Committee, a Nominating Committee, an Audit Committee and a Compensation and Human Resources Committee (the “Compensation Committee”).

Executive Committee
Members of the Executive Committee are directors Orsinger (Chairperson), Hittner, Hoxsie, McKeough and MarcAurele.  Gary P. Bennett served as a member of the Executive Committee until his retirement from the Board in April 2012. The Executive Committee met one time in 2012. When the Corporation’s Board is not in session, the Executive Committee is entitled to exercise all the powers and duties of the Corporation’s Board.

Nominating Committee
Members of the Nominating Committee are directors Orsinger (Chairperson), Hittner, Hoxsie and McKeough.  Gary P. Bennett served as a member of the Nominating Committee until his retirement from the Board in April 2012. No member of the Nominating Committee is an employee of the Corporation and each is considered independent.  As needed, the members of the Nominating Committee meet without the presence of employee directors or management.  The Nominating Committee met five times in 2012.

The Nominating Committee has a written charter that is available on our website at www.washtrust.com under Investor Relations – Governance Documents.  The Nominating Committee’s responsibilities and authorities, which are discussed in detail in its charter, include, among other things:

▪	Establishing procedures for identifying and evaluating nominees for the Board.

▪	Establishing procedures to be followed by shareholders in submitting recommendations for director candidates to the Nominating Committee.

▪	Reviewing and assessing succession plans for the Chief Executive Officer position.

▪	Developing and recommending to the Corporation’s Board a set of Corporate Governance Guidelines and recommending any changes to such Guidelines.

▪	Overseeing the evaluation of the Corporation’s Board and management.

Neither the Nominating Committee nor the Board has a policy with regard to the consideration of diversity in identifying director nominees, although both may consider diversity when identifying and evaluating proposed director candidates.  At a minimum, each nominee to become a Board member, whether proposed by a shareholder or any other party, must (1) have the highest personal and professional integrity, demonstrate sound judgment and effectively interact with other members of the Corporation’s Board to serve the long-term interests of the Corporation and our shareholders; (2) have experience at a strategic or policy-making level in a business, government, not-for-profit or academic organization of high standing; (3) have a record of distinguished accomplishment in his or her field; (4) be well regarded in the community and have a long-term reputation for the highest ethical and moral standards; (5) have sufficient time and availability to devote to the affairs of the Corporation, particularly in light of the number of boards on which the nominee may serve; and (6) to the extent such nominee serves or has previously served on other boards, have a demonstrated history of actively contributing at board meetings.

The Nominating Committee will evaluate all such proposed nominees in the same manner, without regard to the source of the initial recommendation of such proposed nominee.  In seeking candidates to consider for nomination to fill a vacancy on the Corporation’s Board, the Nominating Committee may solicit recommendations from a variety of sources, including current directors, our Chief Executive Officer and other executive officers.  The Nominating Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

The Nominating Committee will consider nominees recommended by shareholders.  Shareholders who wish to submit recommendations for candidates to the Nominating Committee must submit their recommendations in writing to the Secretary of the Corporation at 23 Broad Street, Westerly, RI 02891, who will forward all recommendations to the Nominating Committee.  For a shareholder recommendation to be considered by the Nominating Committee at the 2014 Annual Meeting of Shareholders, it must be submitted to the Corporation by November 8, 2013.  All shareholder recommendations for nominees must include the following information: (1) the name and address of record of the shareholder; (2) a representation that the shareholder is a record holder of our securities, or if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (3) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed nominee; (4) a description of the qualifications and background of the proposed nominee that addresses the minimum qualifications and other criteria for board membership approved by the Corporation’s Board; (5) a description of all arrangements or understandings between the shareholder and the proposed nominee; (6) the consent of the proposed nominee to (a) be named in the proxy statement relating to our Annual Meeting of Shareholders, and (b) serve as a director if elected at such Annual Meeting; and (7) any other information regarding the proposed nominee that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Shareholder nominations that are not being submitted to the Nominating Committee for consideration may be made at an Annual Meeting of Shareholders in accordance with the procedures set forth in clause (e) of Article Eighth of our Restated Articles of Incorporation, as amended.  Specifically, advanced written notice of any nominations must be received by the Secretary not less than 14 days nor more than 60 days prior to any meeting of shareholders called for the election of directors (provided that if fewer than 21 days’ notice of the meeting is given to shareholders, notice of the proposed nomination must be received by the Secretary not later than the 10th day following the day on which notice of the meeting was mailed to shareholders).

The Nominating Committee recommended that Barry G. Hittner, Esq., Katherine W. Hoxsie, CPA, Kathleen E. McKeough, and John C. Warren be nominated for election to serve as directors until the 2016 Annual Meeting of Shareholders.

Audit Committee
Members of the Audit Committee are directors Hoxsie (Chairperson), Crandall, DiMuccio, Hittner, McKeough, Santos and Shanahan.  No member of the Audit Committee is an employee of the Corporation and each is considered independent under the NASDAQ Listing Rules and Rule 10A-3(b)(1) under the Exchange Act.  The Corporation’s Board has determined that Ms. Hoxsie and Mr. DiMuccio each qualify as an “audit committee financial expert” under the Exchange Act.  The Audit Committee met 12 times in 2012.

The Audit Committee has a written charter that is available on our website at www.washtrust.com under Investor Relations – Governance Documents.  The role of the Audit Committee is to oversee (a) the accounting and financial reporting processes of the Corporation and its subsidiaries; (b) the audits of the financial statements of the Corporation and its subsidiaries; (c) and the Corporation and the Bank’s internal controls, loan review, risk management, compliance, security, Code of Ethics, credit quality and allowance for loan losses. To that end, the Audit Committee is directly responsible for, among other things, (i) the appointment, retention and oversight, and for determining the compensation, of the Corporation’s independent registered public accounting firm, (ii) evaluating the independence of the Corporation’s independent registered public accounting firm, (iii) the review and approval of the overall audit plans, including scope and staffing, (iv) oversight of the Corporation’s internal audit function, (v) review of the loan review program and loan review results, (vi) oversight of risk management activities, (vii) oversight of the compliance program, (viii) oversight of the security program, and (ix) review of the Code of Ethics and the Corporation’s related compliance program.

While the Audit Committee oversees our financial reporting process for the Corporation’s Board consistent with the Audit Committee Charter, management has primary responsibility for this process, including our system of internal controls, and for the preparation of our consolidated financial statements in accordance with U.S. generally accepted accounting principles.  In addition, our independent registered public accounting firm, and not the Audit Committee, is responsible for auditing those financial statements.  The Audit Committee’s report on our audited financial statements for the fiscal year ended December 31, 2012 appears elsewhere in this Proxy Statement.

Compensation Committee
Members of the Compensation Committee are directors McKeough (Chairperson), Bowen, Hittner, Orsinger and Shanahan.  Gary P. Bennett served as a member of the Compensation Committee until his retirement from the Board in April 2012. No member of the Compensation Committee is an employee of the Corporation and each is considered independent under the currently applicable NASDAQ Listing Rules.  The Compensation Committee met eight times in 2012.

The Compensation Committee has a written charter that is available on our website at www.washtrust.com under Investor Relations – Governance Documents.  Generally, the Compensation Committee is responsible for executive and director compensation decisions, and reports all actions to the members of the Corporation’s Board.  The Compensation Committee’s responsibilities and authorities, which are discussed in detail in its charter, include, among other things:

▪	Establishing our compensation philosophy, and reviewing compensation practices to ensure alignment with that philosophy.

▪	Establishing annual compensation for the Chief Executive Officer and all other executive officers including salary, incentive, and equity compensation.

▪	Establishing cash incentive plans for all employees, and approving awards under such plans to the Chief Executive Officer and all other executive officers.

▪	Establishing director compensation.

▪	Approving equity compensation awards and the terms of such awards to employees and directors.

▪	Reviewing the impact of our compensation practices in relation to the Corporation’s risk management objectives.

▪	Administering our retirement, benefit, and equity compensation plans, programs, and policies.

A schedule of meetings and preliminary agenda is established at the end of each year for the coming fiscal year.  The agenda for Compensation Committee meetings is determined by its Chairperson with the assistance of the Executive Vice President, Human Resources.  Compensation Committee meetings are regularly attended by the Chief Executive Officer and other members of the senior management team, although they are not voting members nor are they present during executive session deliberations regarding their own compensation.  The Compensation Committee meets regularly in executive session without the presence of employee directors and management.  The Compensation Committee met in executive session seven times during 2012.

The Compensation Committee has authority under its charter to select, retain, terminate, and approve the fees of advisers, counsel or other experts or consultants, as it deems appropriate.  The Compensation Committee has engaged Pearl Meyer & Partners, an independent compensation consulting firm, to assist in fulfillment of its duties.  The selection of Pearl Meyer & Partners was made by the Compensation Committee after review of, among other things, the Committee’s needs, the qualifications of the firm’s personnel, the firm’s independence, the firm’s resources, past experience with the firm, and a good faith estimate of fees, and was not made pursuant to the recommendation of management.  The compensation consultant advises the Compensation Committee with respect to compensation and benefit trends, best practices, market analysis, plan design, and establishing targets for individual compensation awards.  The use of an independent compensation consultant provides additional assurance that our executive compensation programs are reasonable and consistent with our philosophy and objectives.  The compensation consultant reports directly to the Compensation Committee and attended several meetings during 2012.  The Compensation Committee meets with the compensation consultant from time to time in executive session without the presence of employee directors and management.  The Compensation Committee does not prohibit its advisers from providing services to management, but such engagement must be requested or approved by the Compensation Committee.

During 2012, Pearl Meyer & Partners received total remuneration of $67,332 for consulting services on behalf of the Compensation Committee related to compensation analysis and planning.  We did not engage Pearl Meyer & Partners for any services other than those related to executive and director compensation consulting on behalf of the Compensation Committee during 2012.  The Compensation Committee has considered all relevant factors, including the six factors listed in Section 10C-1(b)(4) of the Exchange Act, and determined that no conflict of interest exists with respect to Pearl Meyer & Partners.

The Compensation Committee may delegate authority to fulfill certain administrative duties regarding the compensation and benefit programs to our senior management team.  The Compensation Committee solicits the input and recommendations of the Chief Executive Officer for compensation awards to other executives, including the named executive officers.  Such awards are further discussed in executive session, with decisions made by the Compensation Committee without the Chief Executive Officer’s involvement.

The Compensation Committee’s report on executive compensation appears elsewhere in this Proxy Statement.

Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

EXECUTIVE OFFICERS
The following is a list of all executive officers of the Corporation and the Bank with their titles, ages, and years of service, followed by certain biographical information as of December 31, 2012.

Name	Title	Age	Years of Service
Joseph J. MarcAurele	Chairman, President and Chief Executive Officer of the Corporation and the Bank	61	3
David V. Devault	Senior Executive Vice President, Secretary and Chief Financial Officer of the Corporation and the Bank	58	26
Galan G. Daukas	Executive Vice President of Wealth Management of the Corporation and the Bank	49	7
Mark K. W. Gim	Executive Vice President and Treasurer of the Corporation and the Bank	46	19
Stephen M. Bessette	Executive Vice President – Retail Lending of the Bank	65	16
Kristen L. DiSanto	Executive Vice President – Human Resources of the Bank	43	18
James M. Hagerty	Executive Vice President and Chief Lending Officer of the Bank	55	-
Barbara J. Perino, CPA	Executive Vice President – Operations and Technology of the Bank	51	24
Dennis L. Algiere	Senior Vice President – Chief Compliance Officer and Director of Community Affairs of the Bank	52	17
Elizabeth B. Eckel	Senior Vice President – Marketing of the Bank	52	21
Brenda H. Senak	Senior Vice President – Risk Management of the Bank	60	4

Mr. MarcAurele’s biographical information appears on page 3 of this Proxy Statement.
David V. Devault joined the Bank in 1986 as Controller.  He was promoted to Vice President and Chief Financial Officer of the Corporation and the Bank in 1987 and to Senior Vice President and Chief Financial Officer of the Corporation and the Bank in 1990.  In 1997, he was also elected Treasurer of the Corporation and the Bank.  He was named Executive Vice President, Treasurer and Chief Financial Officer of the Corporation and the Bank in 1998.  He was appointed to the position of Secretary of the Bank in 2002 and Secretary of the Corporation in 2005.  In 2008, his title was changed to Executive Vice President, Chief Financial Officer and Secretary of the Corporation and the Bank.  He was promoted to Senior Executive Vice President in 2010.
Galan G. Daukas joined the Corporation and the Bank in 2005 as Executive Vice President of Wealth Management.  Prior to joining Washington Trust, he held the position of Chief Operating Officer of The Managers Funds, LLC from 2002 to 2005.
Mark K. W. Gim joined the Bank in 1993 as Financial Planning Officer.  He was promoted to Assistant Vice President – Financial Planning of the Bank in 1995, and to Vice President – Financial Planning of the Bank in 1996.  In 2000, he was promoted to Senior Vice President – Financial Planning and Asset/Liability Management of the Bank.  He was named Executive Vice President and Treasurer of the Corporation and the Bank in 2008.
Stephen M. Bessette joined the Bank in 1997 as Senior Vice President – Retail Lending.  He was named Executive Vice President – Retail Lending in 2005.
Kristen L. DiSanto joined the Bank in 1994 and was named Assistant Vice President in 1996 and Vice President in 1998.  She was promoted to Senior Vice President – Human Resources in 2009. She was promoted to Executive Vice President – Human Resources in December 2012.
James M. Hagerty joined the Bank in July 2012 as Executive Vice President and Chief Lending Officer. From December 2001 until he joined Washington Trust, he served as Senior Vice President, Rhode Island Market Manager, for Citizens Bank, responsible for middle market and not-for-profit commercial lending.

Barbara J. Perino joined the Bank in 1988 as Financial Accounting Officer.  She was named Controller in 1989 and Vice President - Controller in 1992.  In 1998, she was promoted to Senior Vice President – Operations and Technology.  She was promoted to Executive Vice President in 2010.
Dennis L. Algiere joined the Bank in 1995 as Compliance Officer.  He was named Vice President – Compliance in 1996 and was promoted to Senior Vice President – Compliance and Community Affairs in 2001.  He was named Senior Vice President – Chief Compliance Officer and Director of Community Affairs in 2003.
Elizabeth B. Eckel joined the Bank in 1991 as Director of Advertising and Public Relations. In 1995, she was named Vice President – Marketing.  She was promoted to Senior Vice President – Marketing in 2000.
Brenda H. Senak joined the Bank in 2008 as Senior Vice President – Risk Management.  Prior to joining Washington Trust, she held credit risk approval and other risk management executive positions in the Global Wealth and Investment Management Division of Bank of America, including the position of Senior Vice President, Senior Credit Risk Approval Executive from 2006 to 2008.

COMPENSATION RISK ANALYSIS
Annually, the Compensation Committee performs a complete review of the Corporation’s short-term and long-term incentive compensation plans to assess and ensure the incentive arrangements do not encourage executives and/or other employees to take excessive risks.  The results of this review are presented by the Compensation Committee Chairman to the Board of Directors.

The Compensation Committee takes a three-pronged approach to their review, analyzing governance practices, plan design, and policies and internal controls.  The Compensation Committee identifies areas of material risk to the Corporation, including operational, credit, interest rate, liquidity, compliance, strategic and reputational risks.  Following the completion of a detailed analysis, the Compensation Committee concluded that all incentive plans appropriately balance risk and reward, and align employee interests with shareholders based on the following observations:

▪
We structure our pay to consist of both fixed (salary) and variable compensation (cash incentive and equity compensation). We believe that the variable elements provide an appropriate percentage of overall compensation to motivate executives to focus on our performance, while the fixed element serves to provide an appropriate and fair compensation level that does not encourage executives to take unnecessary or excessive risks in achievement of goals.

▪	Our compensation program balances short-term and long-term performance, and does not place inappropriate focus on achieving short-term results at the risk of long-term, sustained performance.

▪
Most incentive plans (including the plans covering our executive officers) include a threshold, target and maximum payment.  The maximum ensures that payments do not exceed a certain level, keeping compensation mix within acceptable ranges and limiting excessive payments under any one element.

▪	All incentive plan designs are reviewed and approved by the Compensation Committee annually.

▪
Performance targets for the annual performance plan, which covers most executives, are established annually by the Board of Directors.  We have internal controls over the measurement and calculation of these performance metrics, which are designed to prevent manipulation of results by any employee, including the executives. Additionally, the Board monitors the corporate performance metrics each month.

▪
The Compensation Committee has the discretion to modify any plan payment upwards or downwards, allowing the Committee to consider the circumstances surrounding corporate and/or individual performance and adjust payments accordingly.

▪
The incentive programs covering named executive officers include a “clawback” provision requiring the executives to reimburse the Corporation for any plan payment that would not have been earned based on restated financial results.  The “clawback” provision is intended to discourage executives from manipulating performance results that would assure a payment.

▪	There are appropriate internal controls and oversight of the approval and processing of payments.

▪	There are robust internal controls and the segregation of duties throughout the Corporation, including areas responsible for making credit and investment decisions.

▪
The Corporation’s existing governance and organizational structure already incorporates a substantial risk management component with oversight by the Board, the appointment of a Senior Risk Officer, as well as additional oversight functions performed by the Enterprise Risk Management Committee of senior management as well as various committees of management or the Bank’s Board responsible for managing the risks associated with credit granting, interest rate and liquidity, investment portfolio management, fiduciary services and technology.  These committees are responsible for forming economic assumptions that are used in planning and budgeting, evaluating all new initiatives and evaluating risk.

▪
Equity compensation consists of performance share units, restricted stock units, and stock options, which vest over three or five years. These grants encourage executives to take a long-term perspective on overall corporate performance, which ultimately influences share price appreciation.  Equity compensation helps to motivate long-term performance, balancing the cash incentives in place to motivate short-term performance.

▪
Annually, the Compensation Committee reviews our 25 top paid employees, regardless of position, which provides added context and oversight to payments made under the incentive plans to individuals beyond the senior management levels.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee (the “Committee”) has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The Committee ensures that the total compensation paid to senior executives is fair, reasonable, competitive, performance-based and aligned with shareholder interests.

Executive Summary
The Corporation had another year of exceptional performance in 2012, highlighted by record earnings and growth along key business lines. We continue to take advantage of marketplace dynamics that favor our unique strengths. We continue to gain market share, attract new clients, and build existing relationships by focusing on service excellence and offering superior retail, business and wealth management products.

Highlights include:

▪
Our profitability increased significantly. We generated a record $35.1 million in net income. We earned $2.13 per diluted share, up $0.31 per share, or 17%, over 2011. Return on equity (ROE) was 11.97% and return on assets (ROA) was 1.16%, compared to 10.61% and 1.02%, respectively, for 2011.

▪	Mortgage loan origination volume reached an all-time high of $782.2 million in 2012, and mortgage banking revenues totaled $14.1 million, up 178% from 2011.

▪	Total loans were $2.3 billion at year end, up $146.8 million, or 7%, from December 31, 2011, led by solid growth of $127.8 million, or 11%, in the commercial loan portfolio.

▪	Asset quality remains strong with nonperforming assets of $25.4 million, or 0.83% of total assets, at December 31, 2012.

▪
Total deposits reached a record $2.3 billion at year end, an increase of $186.3 million from December 31, 2011. There was significant improvement in our deposit mix, reflecting growth in lower cost non-time categories of deposits.

▪
Contributing to our success were the expansion of our branch and mortgage footprint and a growing awareness in an expanding market area of Washington Trust as one of the premier financial institutions in New England.

▪	Despite the challenges of continued volatility in the financial markets, wealth management revenues increased by 4.7% over 2011. Assets under administration totaled $4.2 billion at December 31, 2012.

▪
Performance was also strong in comparison to industry peers. For 2012, our core return on equity, core return on assets, core earnings per share growth, price to book, asset quality (non-performing assets as a percentage of total assets), dividend yield, non-interest income as a percentage of total revenue, and improvement in net interest margin exceeded the 60th percentile of the group of all publicly-traded banks and thrifts located in New England and the Mid-Atlantic (excluding institutions in Puerto Rico) with assets of $1.5 billion to $6.5 billion (source: SNL Financial, for companies reporting as of February 19, 2013).

All of this contributed to a substantial increase in shareholder value as our stock price closed out the year at $26.31 per share, up 10.3% from the 2011 close, and we increased our shareholder dividend twice during 2012.  These excellent results were achieved in a slow-growth economy. Furthermore, we believe the Corporation is well positioned to continue our positive growth momentum into 2013 and beyond.

In recognition of the Corporation’s financial performance and the contributions made by the named executive officers in 2012, the following compensation actions were approved by the Committee.

▪	The Committee approved base salary merit increases in 2012 and 2013 in line with market trends.

▪	The Committee approved payments under the Annual Performance Plan based on the plan’s formula. Payments were above target as a result of the superior performance in 2012.

▪	The Committee approved a payment under the Wealth Management Business Building Incentive Plan based on the plan’s formula. Based on 2012 results, this payment was at 62.5% of the target.

▪	Performance share unit awards were granted to all named executive officers.

The actions and the Committee’s decision making process are further explained in the narrative following this summary. We believe these actions underscore that our compensation programs are built on a foundation of compensation best practices, which we believe our shareholders demand, including:

A Clear Pay for Performance Link
-	A clear pay for performance link for our Chief Executive Officer, providing 58% of total compensation through performance-based pay vehicles in 2012.
-	A clear pay for performance link for our other named executives, providing 47% of total compensation, on average, through performance-based pay vehicles in 2012.
-	Short term cash incentives on absolute corporate performance for all named executives.
-
Performance-based equity compensation for named executives based on the Corporation’s relative performance to a group of all publicly traded banks and thrifts in New England and the Mid-Atlantic with similar asset size. 100% of equity compensation grants to the named executive officers were made in the form of performance share units in 2012.

Best Practices in Corporate Governance
-	Evaluation of the executive compensation program through the use of tally sheets and other analyses.
-	The promotion of meaningful and significant stock ownership through stock holding and equity retention guidelines for all named executive officers.
-	“Clawback” provisions for all of our short-term and long-term incentive compensation programs.
-	Reasonable provisions in all new change in control agreements (no tax gross-up payment; double triggers, reasonable multiples, etc), including the agreement covering the Chief Executive Officer.
-	Incentive compensation that does not promote excessive risk and supports the Corporation’s short-term and long-term financial goals.

Compensation Philosophy and Objectives
Our success is highly dependent on hiring, developing and retaining qualified people who are motivated to perform for the benefit of our shareholders, the community, and customers.  The Committee believes that an effective executive compensation program should be designed to reward the achievement of specific annual, long-term and strategic goals, and align executive interests with shareholders, with the ultimate objective of enhancing shareholder value.  The goal of our compensation program is to compensate senior leadership in a manner that encourages superior corporate performance, defined as at or above the top third of our peer group.

Our compensation program places emphasis on:

▪	attracting and retaining the best talent in the financial services industry;

▪	providing compensation for key executives that is competitive with similarly-sized financial institutions;

▪	linking pay to performance;

▪	motivating executives to achieve the goals set in our strategic plan;

▪	returning a fair value to shareholders; and

▪	ensuring that compensation supports sound risk management practices.

To that end, the Committee believes that compensation packages provided to executives, including the named executive officers listed in this Proxy Statement, should include both cash and stock-based compensation that reward performance as measured against established goals.

Setting Executive Compensation
Our philosophy is to target total compensation at the 50th percentile of our peer group, with opportunities for upward or downward adjustment based on actual corporate performance on an absolute and relative basis.  Our base salaries consider market pay levels and reflect individual roles, performance, experience and leadership contribution.  Total compensation varies from year to year based on short-term and long-term performance and/or economic conditions.

After the Committee has established targeted overall compensation for each executive, compensation is allocated among base salary, short-term cash incentive, and long-term equity compensation elements.  We believe that our most senior executives should have a significant portion of pay provided through performance-based compensation elements. The chart below outlines our target compensation mix for 2012:

	Base Salary	Performance-Based Compensation Elements
		Short-Term Cash Incentive	Long-Term Equity Incentive
Mr. MarcAurele	50.0%	22.5%	27.5%
Messrs. Devault, Bessette and Gim	58.8%	17.7%	23.5%
Mr. Daukas	44.6%	37.5%	17.9%

As a result, 41.2% to 55.4% of target compensation for the named executive officers is performance-based and therefore, at-risk to the executives. Because a substantial portion of the compensation is based on corporate, divisional and individual performance results, the actual percentage of compensation delivered under each element will vary annually. We believe that this target mix allows our compensation to vary appropriately based on corporate and individual performance in a manner that is aligned with shareholder interests and represents sound risk management principles.

Benchmarking Compensation
Prior to the beginning of the fiscal year, the Committee consulted with Pearl Meyer & Partners, an independent compensation consulting firm, to assess the competitiveness and effectiveness of our executive compensation program.  The compensation consultant provided an analysis of base salary, short-term incentive, long-term incentive and benefit practices of comparable companies in the banking industry.  The compensation consultant considered individual compensation elements as well as the total compensation package, and assessed the relationship of pay to performance.

In performing this analysis, the consultant used a peer group of banking institutions, which was reviewed and approved by the Committee.  The peer group included institutions of generally similar asset size, regional location, and to the extent possible, organizations with a wealth management business line.  At the time the peer group was selected, the Corporation was positioned at the 52th percentile of the peer group in terms of total assets, with asset size ranging from $1.5 billion to $6.5 billion (approximately one-half to two times the size of the Corporation). All banks were based in the Northeast and MidAtlantic region (excluding New York City).  The peer group used in the report presented for consideration of 2012 compensation decisions consisted of the following financial institutions:

Arrow Financial Corporation	Bancorp Rhode Island, Inc.	Berkshire Hills Bancorp, Inc.
Brookline Bancorp, Inc.	Camden National Corporation	Century Bancorp, Inc.
Community Bank System, Inc.	First Commonwealth Financial Corp.	Hudson Valley Holding Corporation
Independent Bank Corp.	Lakeland Bancorp, Inc.	NBT Bancorp Inc.
OceanFirst Financial Corp.	Provident New York Bancorp	S & T Bancorp, Inc.
Sandy Spring Bancorp, Inc.	Tompkins Financial Corporation	Tower Bancorp, Inc
TrustCo Bank Corp NY	Univest Corporation of Pennsylvania	WSFS Financial Corporation

Because a peer group analysis is limited to those positions for which compensation information is disclosed publicly, these studies typically include only the five most highly compensated officers at each company.  Therefore, the compensation consultant also relied on published compensation surveys to supplement information for these positions, as well as to provide the basis for analysis for other executives.  Surveys used for the 2012 study included the Pearl Meyer & Partners Northeast Banking Compensation Survey, Towers Watson Financial Services Survey Suite, and Mercer U.S. Financial Services Survey Suite.  Similar asset and regional scope comparisons were used for the benchmarking analysis.

Tally Sheets and Wealth Accumulation Analyses
Annually, the Committee reviews a presentation of total compensation or “tally sheet,” for each executive officer. This detailed analysis of actual and potential compensation includes:

▪	a summary of total compensation for the current and previous fiscal year;

▪	actual allocation to each compensation element;

▪	bonus opportunity and related performance levels needed to achieve threshold, target and maximum payouts;

▪	the value of perquisites, if applicable;

▪	potential value of unvested equity grants at various levels of stock performance;

▪	stock ownership levels;

▪	overall total compensation ranking within the Corporation;

▪	ratio of CEO compensation to the median employee; and

▪	potential post-employment payments.

The Committee uses the tally sheets to evaluate each executive officer’s total compensation, as well as the impact of the Corporation’s performance on compensation. We believe this analysis is an integral part of our evaluation of the executive compensation program.

The Role of Shareholder Say-on-Pay Votes
The Corporation provides its shareholders with the opportunity to cast an annual advisory vote to approve the compensation of the named executive officers (the “say-on-pay proposal”). At the Annual Meeting of Shareholders held on April 24, 2012, over 95% of the votes cast on the say-on-pay proposal were voted in favor of the proposal. We believe this affirms shareholders’ support of our approach to executive compensation, and did not significantly change the approach in 2012. The Committee will continue to consider the outcome of the annual say-on-pay proposal when making future compensation decisions for the named executive officers.

Compensation Decisions
The Committee is responsible for executive compensation decisions and reports all actions to the Corporation’s Board. In determining compensation for the Chief Executive Officer, the Committee considers the compensation consultant’s analysis, compensation survey data, corporate performance, economic conditions, and the assessment of the executive’s performance by the independent directors of the Corporation’s Board.  For all other executives, the Committee considers the compensation consultant’s analysis, compensation survey data, corporate and business unit performance, economic conditions, and the Chief Executive Officer’s assessment of the executive’s performance.  The Committee solicits the input and recommendations of the Chief Executive Officer for compensation awards to other executives, including the named executive officers.

Committee Actions Regarding Mr. Bessette’s Compensation
In recent years, the Corporation has significantly increased its mortgage banking operation. Mr. Bessette was instrumental in the implementation of that strategy. Through his efforts, we successfully increased our mortgage banking presence in Rhode Island, Connecticut and Massachusetts, providing an expanded mortgage footprint that positions us well in these markets. As a result of these efforts, mortgage origination volume has increased from $181 million in 2007 to $782 million in 2012, and mortgage banking revenues (net gains on loan sales and commissions on loans originated for others) have increased from $1.5 million in 2007 to $14.1 million in 2012. In late 2012, the Committee reviewed Mr. Bessette’s compensation package with the assistance of the compensation consultant. In consideration of the significant increase in his role within the organization as well as his business line’s contribution to the Corporation’s current and future success, the Committee increased his salary to $225,000 for 2013, increased his bonus target to 35% of base salary earnings, and exercised discretion in awarding his 2012 annual bonus. These decisions are described in detail later in this Proxy Statement.

Base Salary
Generally, base salaries are targeted at the 50th percentile of our peer group. In reviewing the Chief Executive Officer’s base salary and the base salary recommendations made by the Chief Executive Officer for other executives, the Committee primarily considers:

▪	the compensation consultant’s analysis and compensation survey data;

▪	the executive’s compensation relative to other executive officers;

▪	recent and expected performance of the executive;

▪	the Corporation’s recent and expected overall performance; and

▪	the Corporation’s overall budget for base salary increases.

The 2012 base salary for Mr. MarcAurele was $480,000.  The Committee increased Mr. MarcAurele’s salary to $500,000 for 2013. The 2012 base salaries for Messrs. Devault, Daukas, Bessette and Gim were $261,200; $339,200; $191,700 and $189,700, respectively.  The Committee increased the salaries of Messrs. Devault, Daukas, Bessette and Gim for 2013 to $269,200; $346,200; $225,000 and $195,400, respectively.

Cash Incentive
The Committee believes that cash incentives are instrumental in motivating and rewarding executives for achievement of corporate and division goals.  All of our named executive officers participate in our Annual Performance Plan.  In addition, Mr. Daukas participates in our Wealth Management Business Building Incentive Plan, which rewards achievement of growth targets for the wealth management business unit.

Plan terms, including the target bonus levels and relationship of payouts to achievement of financial metrics, were established by the Committee in consultation with the compensation consultant.  Annually, the Committee reviews the plans to ensure that they are designed in a manner that continues to motivate employees to achieve our strategic goals.

Cash Incentive Opportunities Under Annual Performance Plan
The Annual Performance Plan provides the opportunity to earn cash awards based on achievements relative to predefined corporate financial goals and individual performance. The target incentive opportunity is a percentage of base salary earnings, and varies by role and level of responsibility.  For 2012, the target bonus percentage was 45% for Mr. MarcAurele and 30% for Messrs. Devault, Daukas, Bessette, and Gim. For 2013, the target bonus percentage is 50% for Mr. MarcAurele; 35% for Messrs. Devault and Bessette; and 30% for Messrs. Daukas and Gim. The percentages allocated to the corporate performance component and individual performance component are 70% and 30%, respectively, for the Chief Executive Officer, and 60% and 40%, respectively, for all other executive officers. The maximum payout under the corporate performance component is 150%. During 2012, the Committee increased the maximum payout under the individual performance component from 100% to 150% to better align with market practice, as well as provide consistency on maximum awards between plan components and among cash incentive plans covering executive officers.

Regardless of the actual award determined by the plan parameters, the Committee has the discretion to modify any award, both upwards and downwards. The plan contains a “clawback” provision as further described under the heading “Recoupment (Clawback) Policy” later in this Proxy Statement.

Performance Measures
Corporate performance is based on three financial metrics - net income, fully diluted earnings per share, and return on equity, with each metric receiving equal weighting.  At the beginning of each year, the Board establishes performance targets based on our strategic objectives.  At the end of each year, the actual performance for each of the financial metrics is measured separately against its target.  Corporate performance exceeding a threshold of 80% of the performance target will result in progressively increasing payment levels, ranging from 50% to 150% of the target award as outlined below.

Performance Results	Award Level (as a % of Target)
<80%	0.0%
80.0% to 82.4%	50.0%
82.5% to 87.4%	62.5%
87.5% to 92.4%	75.0%
92.5% to 97.4%	87.5%
97.5% to 102.4%	100.0%
102.5% to 107.4%	112.5%
107.5% to 112.4%	125.0%
112.5% to 117.4%	137.5%
117.5% +	150.0%

Individual performance for the Chief Executive Officer is determined with consideration of matters such as leadership of the senior management team, community involvement and presence, market expansion and enhancement, strategic planning and implementation, corporate governance, risk management, and ability to focus the Corporation on the long-term interests of our shareholders.  For the other named executive officers, individual performance is determined with consideration of matters such as leadership, strategic planning, and achievement of business unit operational and/or production goals.  In order to qualify for an individual performance award, the weighted average of the financial metrics must be at least 80%.  Once that threshold level is achieved, individual performance awards range from 0% to 150% of the target, based on an assessment of employee performance against expectations established at the beginning of each year.  The Committee relies upon the assessment of the performance of the Chief Executive Officer by the independent directors of the Corporation’s Board, and considers the Chief Executive Officer’s assessment of the performance of all other senior executives.

2012 Awards
In 2012, the plan targets for the corporate performance metrics were:  (i) net income: $32,013,000; (ii) fully diluted earnings per share: $1.95; and (iii) return on equity: 10.92%, with a 100% payout resulting from achievement of

97.5% to 102.4% of these targets.  For 2012, the Corporation reported net income of $35,074,000; fully diluted earnings per share of $2.13; and return on equity of 11.97%, which resulted in payouts of 125%, 125%, and 125% respectively, or 125% overall, for the corporate performance component.

Individual performance was assessed based on the criteria described above.  The Committee noted the following regarding the individual performance of the named executive officers:

▪
Mr. MarcAurele received a 150% award under the individual performance component due to his strong leadership of the Corporation as evidenced by our outstanding results, including record profitability, solid total shareholder return results and strong peer group performance. In addition, the Committee recognized his efforts in strengthening and expanding the brand within our markets, providing leadership for strategic initiatives and acquiring key talent in order to position the Corporation for future success.

▪
Mr. Devault received a 147.7% award under the individual performance component due to strong job performance, as well as his contributions to the Corporation’s overall success. This includes, most notably, strategic guidance regarding key financial aspects of our business, significant contributions in support of effective governance practices, leadership in executing strategic initiatives and his strong contribution to our investor relations efforts.

▪
Mr. Daukas received a 90.2% award under the individual performance component due to solid job performance, including a 4.7% increase in wealth management revenues and continued improvement in the profitability of the wealth management division.

▪
Mr. Bessette received a 150% award under the individual performance component and an additional $47,397 discretionary adjustment due to exceptionally strong job performance. He was instrumental in the continued expansion of our mortgage banking operations, resulting in record mortgage loan origination volume and sales activity. As a result of these efforts, mortgage banking revenues totaled $14.1 million, up 276% from 2011, which was a significant factor in the Corporation’s 2012 success.

▪
Mr. Gim received a 120.2% award under the individual performance component due to strong job performance, as well as his contributions to the Corporation’s overall success. This includes, most notably, significant involvement in the planning and execution of strategic initiatives and his strong contribution to our investor relations efforts.

Annual Performance Plan awards for the named executive officers are outlined below:

	Corporate Performance Component Award (125%)	Individual Performance Component Award (0-150%)	Discretionary Adjustment by Committee	Total Plan Payment	Percentage of Plan Target
MarcAurele	$188,886	$97,142	$—	$286,028	132.5%
Devault	$58,738	$46,262	$—	$105,000	134.1%
Daukas	$76,291	$36,709	$—	$113,000	111.1%
Bessette	$43,113	$34,490	$47,397	$125,000	217.5%
Gim	$42,663	$27,337	$—	$70,000	123.1%

Wealth Management Business Building Incentive Plan
Mr. Daukas is eligible for an additional bonus payment based upon the performance of the wealth management division.  This incentive is intended to drive growth in the wealth management product line, which is an important contributor to our net income.  Plan performance is measured in terms of division pre-tax earnings, revenues, and net new assets under management (inclusive of all cash flows excluding investment income and market appreciation).  The target payment is $180,000 ($60,000 for each metric), with a range of 0% to 150% based upon actual performance.  The plan payment is determined by assessing achievement of each metric individually against its target.  Performance exceeding a threshold of 70% of the performance target will result in progressively increasing payment levels, ranging from 25% to 150% of the target award.  The plan contains a “clawback” provision as further described under the heading “Recoupment (Clawback) Policy” later in this Proxy Statement.

In 2012, plan targets were:  (i) division pre-tax earnings of $10,232,200; (ii) division revenues of $31,137,700; and (iii) net new assets under management of $100,000,000.  During 2012, the wealth management division met 98.7% of the pre-tax earnings goal, 95.2% of the revenue goal, and 0.0% of the net new assets under management goal.  This performance resulted in a total bonus payment of $112,500 to Mr. Daukas under this plan, which is equal to 62.5% of the plan target.

Long-Term Equity Incentive Compensation
The granting of stock-based incentives is viewed as a desirable long-term incentive compensation strategy because it closely links the interests of management with shareholders, aids in executive retention, and rewards executives for focusing on long-term stock value.  Equity grants also provide an opportunity for increased equity ownership and enhanced alignment with shareholder interests.

In determining the form of equity to be granted, the Committee considers many factors including the ability to drive corporate performance; retention and stock ownership; tax and accounting treatment; and the impact on dilution.  When granting equity-based incentives to the Chief Executive Officer and other executives, the Committee considers the compensation consultant’s analysis, as described earlier.  The Committee also considers the Chief Executive Officer’s recommendations for other executives, which are based on each officer’s level of responsibility and contribution towards achievement of our business plan and objectives.

Generally, equity compensation is granted on an annual basis.  Employee grants, including grants to newly hired employees, have historically been made at a regularly-scheduled Committee meeting.  All stock option awards are made at the closing price for our common stock on the grant date.  All grants are effective either on the date of the Committee meeting or at a specific future date coinciding with a triggering event such as the employee’s date of hire.  Equity grants to non-employee directors occur annually at the Committee meeting shortly before the date of the Annual Meeting, and are effective on the date of the Annual Meeting for directors continuing service after such date.  Equity grants typically become vested after three years of service but may be subject to longer vesting periods for larger awards.  Unvested equity grants are typically forfeited upon separation from employment.  Employees may become vested in a pro-rata share of equity grants upon retirement or disability, and fully vested in equity grants upon death, subject to the terms of the specific grant.  Directors may become fully vested in equity grants in the event of retirement or death, subject to the terms of the specific grant.  All equity grants become fully vested in a change in control of the Corporation.

Performance Share Unit Awards in 2012
We are committed to providing a link between pay and performance in the granting of equity compensation to the executive leadership team. Therefore, all long-term equity incentive grants to named executive officers were made in the form of performance share units during 2012. The awards were designed to position total compensation at the 50th percentile with opportunities for upward and downward adjustment based on actual corporate performance compared to an industry comparator group, providing true pay for performance through the leveraging of equity awards.

Selecting and defining the performance measurements for the performance share unit awards was a critical decision for the Committee.  Measures needed to reflect our strategic plan and growth strategy, as well as shareholder expectations.  In addition, measures had to be within the control and influence of the grantees so that there is a true correlation between actual contribution and reward.  After reviewing a number of performance metrics, the Committee decided to base performance on core return on equity (“Core ROE”) and core earnings per share growth (“Core EPS Growth”), with the two metrics having equal weighting.

Each executive has an opportunity to earn from 0% to 200% of the target award depending on the Corporation’s Core ROE and Core EPS Growth performance relative to an industry comparator group during the performance measurement period, which is January 1, 2012 through December 31, 2014. For the 2012 grant, the industry comparator group includes all publicly-traded banks and thrifts located in New England and the Mid-Atlantic (excluding institutions in Puerto Rico) with assets of $1 billion to $5 billion (based on information published by SNL Financial.)  The Corporation must achieve threshold performance at the 25th percentile for each metric in order to qualify for any award.  The target award will be earned for performance at the 50th percentile, with a payout range of

50% to 200% of the target award based on a straight line interpolation for performance from 25th percentile to 100th percentile.  Dividend equivalents will be paid retroactively in cash once the award is earned and the final shares are actually issued.

2012 awards for the named executive officers are summarized in the table below:

	Minimum	Threshold	Target	Maximum
Relative Performance	0-25th percentile	25th percentile	50th percentile	100th percentile
MarcAurele	—	5,550	11,100	22,200
Devault	—	2,200	4,400	8,800
Daukas	—	2,850	5,700	11,400
Bessette	—	1,600	3,200	6,400
Gim	—	1,600	3,200	6,400

The number of earned shares will be based on the Corporation’s performance during the three-year performance period, as described earlier. Except as outlined in the next sentence, the awards are subject to forfeiture in the event of the executive’s termination of employment prior to the three-year anniversary of the grant. The awards are subject to acceleration in the event of a change in control, death, retirement or disability prior to the three-year anniversary of the grant, with the number of earned shares based on the Corporation’s performance during a shortened performance period. This shortened performance period will include any completed calendar year and year-to-date performance through the last completed calendar quarter preceding the acceleration event, with partial years weighted accordingly. In the event of retirement or disability, the earned shares will be further adjusted for the number of completed months within the 36-month vesting period.

The awards contain a “clawback” provision as further described under the heading “Recoupment (Clawback) Policy” later in this Proxy Statement.

Subsequent Committee Actions in 2013
In January 2013, the Committee awarded performance share units to Messrs. MarcAurele, Devault, Daukas, Bessette and Gim.  The awards were structured in the same manner as the performance share unit awards made in 2012, except that the industry comparator group was updated to include institutions with assets ranging from $1.5 billion to $6.5 billion.  Each executive has the opportunity to earn from 0% to 200% of the target award depending on the Corporation’s performance during the measurement period, which is January 1, 2013 through December 31, 2015.  The target awards for Messrs. MarcAurele, Devault, Daukas, Bessette and Gim are 10,675; 4,300; 4,925; 3,600 and 2,775 shares, respectively.

Stock Ownership and Equity Retention Guidelines
The Committee believes that stock ownership is the best method of aligning financial interests with shareholders and focusing executives and directors on long-term stock performance.  The Committee has established stock ownership guidelines for executives and directors.  Until ownership targets are achieved, equity grant retention guidelines apply.

The Chief Executive Officer is expected to own shares with an approximate value of two times base salary. Other named executive officers are expected to own shares with an approximate value of one times base salary.  Until this ownership level is achieved, 50% of all vested equity grants should be retained, after the deduction for any shares surrendered to satisfy the tax liability for that grant or used to fund the purchase price of a stock option. Mr. Devault is the only named executive officer who has attained his ownership target. All other named executive officers are adhering to the retention guidelines.

Directors are expected to own 3,000 shares. Based on the December 31, 2012, fair market value, this ownership requirement is equivalent to 3.9 times the annual board retainer.  Until this ownership level is achieved, 100% of all vested equity grants should be retained. All directors have attained the ownership target except Messrs. DiMuccio and Santos, who are adhering to the retention guidelines.

Anti-Hedging Policy
The Corporation’s Insider Trading Policy prohibits directors, officers or employees from engaging in hedging transactions with respect to the Corporation’s securities.

Recoupment (Clawback) Policy
In order to further align management’s interests with the interests of shareholders and support good governance practices, all incentive awards and performance share unit awards made to the named executive officers include a recoupment or “clawback” provision. In the event the Corporation is required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the Federal securities laws, the executive is required to reimburse the Corporation for any amount that would not have been earned based on the restated financial results.

Retirement and Other Benefits
Pension Plan
The Bank offers a tax-qualified defined benefit Pension Plan for the benefit of most employees.  The Committee reviewed the Bank’s retirement program, benefit trends, and best practices, and made a strategic decision to shift retirement benefits from the Pension Plan to the 401(k) Plan.  Effective October 1, 2007, the Pension Plan was amended to freeze plan entry to new hires and rehires.  Existing employees hired prior to October 1, 2007, including Messrs. Devault, Daukas, Bessette and Gim, continue to accrue benefits under the Pension Plan.  Mr. MarcAurele was hired after October 1, 2007, and therefore, is not eligible to participate in the Pension Plan.

The annual pension benefit for an employee retiring at normal retirement age is the sum of (1) 1.2% of average annual pension compensation plus (2) 0.65% of average annual pension compensation in excess of the Social Security covered compensation level, multiplied by the number of years of service limited to 35 years.  Pension compensation consists of base salary plus payments pursuant to the Annual Performance Plan, the Wealth Management Business Building Incentive Plan, and other cash-based payments, subject to IRS qualified plan limits ($250,000 in 2012).  In 2012, the Social Security covered compensation level was $67,200 for a participant retiring at age 65.

Pension benefits are available at normal retirement age, typically age 65.  Participants may commence reduced benefits as early as age 55 with ten years of service.  Messrs. Devault and Bessette are the only named executive officers who currently meet the age and service requirements to commence pension benefits.

The Pension Plan was amended in 2005 to eliminate a special early retirement benefit available to participants who had combined age and years of benefit service of 85 or more (the “Magic 85 Provision”).  The plan amendment provided that the Magic 85 Provision would still be available to qualifying grandfathered employees retiring from active service on or after age 60.  Under the Magic 85 Provision, the pension benefit of qualifying participants is not subject to reduction for early benefit commencement.  Additionally, qualifying participants are eligible for a temporary payment through age 62, which is equal to the participant’s estimated Social Security benefit at age 62. Mr. Devault is the only named executive officer who is expected to qualify for the Magic 85 Provision.

Supplemental Pension Plan
The Bank also offers a Supplemental Pension Plan, which provides for payments of certain amounts that would have been received under the Pension Plan in the absence of IRS limits.  This plan covers substantially all employees who are impacted by IRS limits under the Pension Plan. Benefits payable under the Supplemental Pension Plan are an unfunded obligation of Washington Trust.

401(k) Plan
The Bank maintains a 401(k) Plan that covers substantially all employees.  The 401(k) Plan is an essential part of the retirement package needed to attract and retain employees in the banking industry.  The 401(k) Plan provides for deferral of up to the lesser of 25% of plan compensation or the annual dollar limit prescribed by the Internal Revenue Code (the “Code”).

Effective January 1, 2008, the 401(k) Plan was amended to promote shared responsibility for retirement through personal savings, as well as to serve as the primary retirement plan for employees who were hired or rehired after September 30, 2007.  Plan provisions include automatic enrollment at 3% of plan compensation, and annual automatic increase by 1% to a maximum of 6%.  The Bank matches 100% of each participant’s first 1% of voluntary salary deferrals and 50% of each participant’s next 4% of salary deferrals up to a maximum match of 3%.  Additionally, certain eligible employees who are hired or rehired after September 30, 2007, and, therefore, are excluded from participation in the Pension Plan, are eligible for a non-elective employer contribution of 4% of plan compensation.  Mr. MarcAurele was hired after September 30, 2007, and is therefore, eligible for this non-elective employer contribution.  Employees hired after September 30, 2007, are subject to two-year cliff vesting of employer contributions.

Deferred Compensation Plan
We provide a nonqualified Deferred Compensation Plan that permits key employees, including the named executive officers, to defer salary and bonus with the opportunity for supplemental retirement and tax benefits.  Directors are also eligible to participate through the deferral of retainer and meeting fees. The plan also provides for credits of certain amounts that would have been matched by the Bank under the 401(k) Plan, but for the deferral under the Deferred Compensation Plan and IRS limitations on annual compensation under qualified plans.  Further, Mr. MarcAurele is eligible for an additional employer contribution of 5% of salary annually in lieu of participation in the Supplemental Pension Plan.  Directors are not eligible for employer contributions.  Employees hired after September 30, 2007, are subject to two-year cliff vesting of employer contributions.

Deferrals are credited with earnings/losses based upon the participant’s selection of investment measurement options.  The investment measurements include publicly-traded mutual funds.  Because these investment measurements are publicly traded securities, we do not consider any of the earnings credited under the Deferred Compensation Plan to be “above market”.  The investment measurements are described further under the heading “Nonqualified Deferred Compensation” later in this Proxy Statement. Benefits payable under this plan are an unfunded obligation of the Bank.

Welfare Benefits
In order to attract and retain employees, we provide certain welfare benefit plans to our employees, which include medical and dental insurance benefits.  The named executive officers participate in the medical and dental insurance plans under the same terms as our other full-time employees.  All full-time employees, including the named executive officers, are offered cash-in-lieu of medical and dental coverage that would otherwise have been provided.

We provide two times base salary in life and accidental death and dismemberment insurance for our full-time employees, including the named executive officers.  This is provided through a combination of group life insurance contracts and split dollar arrangements under bank-owned life insurance policies.  The life insurance benefit provided to the named executive officers does not exceed the benefit levels offered to other full-time employees.

We also provide disability insurance to our full-time employees including the named executive officers, which provides up to 60% of base salary income replacement after six months of qualified disability.  In order to obtain a competitive group rate, the group disability policy limited covered base salary to $289,404 in 2012.  This group plan limit does not fully cover the base salaries of Messrs. MarcAurele and Daukas.  In order to provide a benefit that is commensurate with the benefits provided to other full-time employees, we have purchased a supplemental disability insurance policy for Mr. MarcAurele and we reimburse Mr. Daukas for a pro-rata share of his personal disability insurance policy.

Perquisites and Other Benefits
We provide named executive officers with perquisites and other benefits that the Committee believes are reasonable and consistent with our overall compensation program.  Perquisites include transportation benefits and country club memberships, as appropriate for business purposes.  Annually, the Committee reviews the perquisites and other benefits provided to named executive officers.  In addition, on an annual basis, the Compensation Committee Chairperson reviews the expense reports of the named executive officers to ensure that all reimbursements are reasonable and appropriate.  On February 11, 2013, this review was completed with respect to 2012 expense reimbursements and no exceptions were noted.

Deductibility of Executive Compensation
As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  Compensation that qualifies as performance-based compensation is not subject to the deduction limit imposed by Section 162(m).  Where circumstances warrant, we plan to structure our cash and equity incentive compensation to our executives in a manner that would qualify such compensation as performance-based compensation.  During 2012, no employee received taxable compensation in excess of $1,000,000, and, therefore, all such compensation was fully deductible for federal income tax purposes.

Change in Control Agreements
We have entered into change in control agreements with certain key employees, including the named executive officers.  The change in control agreements are designed to promote stability and continuity of senior management.  The Committee believes that the interests of shareholders will be best served if the interests of senior management are aligned with them.  The Committee further believes that providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of shareholders.

The change in control agreements require a six-month delay in payments to a ‘specified employee’ within the meaning of Section 409A(a)(2)(B)(i) of the Code.  If a six-month delay is required, we have agreed, upon the executive’s termination of employment, to make an irrevocable contribution to a grantor trust on behalf of the executive in the amount of the severance, plus interest at the short-term applicable federal rate.

Change in Control Agreements After January 1, 2009
In 2009, the Committee revised the form of change in control agreement to be more representative of current practices in executive compensation.  It was agreed that all existing agreements will remain in force, and the revised agreement (“Post-2009 Change in Control Agreement”) will be used for new executives and newly eligible existing employees.

The Corporation has entered into a Post-2009 Change in Control Agreement with Messrs. MarcAurele and Gim.  In the event of a change in control, the named executive officers would be eligible for (a) a severance payment equal to a multiple of the sum of base salary in effect at the time of termination plus the average bonus paid within the three-year period prior to the change in control; and (b) benefit continuation for a period of additional months of medical and dental insurance coverage.  Should the payments under the Post-2009 Change in Control Agreements exceed the limit imposed by Section 280G of the Code, benefits would be reduced until the executive is no longer subject to excise tax. The terms vary for each executive, as set forth in the following table.

	Multiple of Base and Bonus	Length of Benefit Continuation
MarcAurele	3	36 months
Gim	2	24 months

Payments under the Post-2009 Change in Control Agreements would be triggered if:

▪
in the event of a change in control (as defined in the Post-2009 Change in Control Agreements) of the Corporation or the Bank, (a) the Corporation or the Bank terminates the executive for reasons other than for Cause (as defined in the Post-2009 Change in Control Agreements) or death or disability of the executive within 12 months after such change in control; or (b) within 12 months of a change in control, the executive resigns for Good Reason (as defined in the Post-2009 Change in Control Agreements), which includes a substantial adverse change in the nature or scope of the executive’s responsibilities and duties, a material reduction in the executive’s salary, relocation, or a failure of the Corporation or the Bank to obtain an effective agreement from any successor to assume the Post-2009 Change in Control Agreements; or

▪
the executive is terminated by the Corporation or the Bank for any reason other than Cause, death or disability during the period of time after the Corporation and/or the Bank enters into a definitive agreement to consummate a transaction involving a change in control and before the transaction is consummated so long as a change in control actually occurs.

Post-2009 Change in Control Agreements require the executive to provide a general release of claims to receive payment under the agreement, refine the definition of “Change in Control” and provide an opportunity for the Corporation to remedy a “Good Reason” triggering event.

Change in Control Agreements Entered into Prior to 2009
The Corporation has change in control agreements (“Pre-2009 Change in Control Agreements”) with Messrs. Devault, Daukas and Bessette that were entered into prior to 2009.  In the event of a change in control, the named executive officers would be eligible for (a) a severance payment equal to two times the sum of base salary in effect at the time of termination plus the highest bonus paid in the two-year period prior to the change in control; (b) benefit continuation for a period of 24 additional months of medical, dental and life insurance coverage, as well as 24 additional months of benefit accrual under the Corporation’s or Bank’s supplemental retirement plans; and (c) payment to cover the impact of the 20% excise tax imposed by Section 280G of the Code in the event the named executive officer becomes subject to such excise tax.

Payments under the Pre-2009 Change in Control Agreements would be triggered if:

▪
in the event of a change in control (as defined in the Pre-2009 Change in Control Agreements) of the Corporation or the Bank, (a) the Corporation or the Bank terminates the executive for reasons other than for Cause (as defined in the Pre-2009 Change in Control Agreements) or death or disability of the executive within 13 months after such change in control; or (b) within 12 months of a change in control, the executive resigns for Good Reason (as defined in the Pre-2009 Change in Control Agreements), which includes a substantial adverse change in the nature or scope of the executive’s responsibilities and duties, a reduction in the executive’s salary and benefits, relocation, a failure of the Corporation or the Bank to pay deferred compensation when due, or a failure of the Corporation or the Bank to obtain an effective agreement from any successor to assume the Pre-2009 Change in Control Agreements; or

▪	the executive resigns for any reason during the 13th month after the change in control; or

▪
the executive is terminated by the Corporation or the Bank for any reason other than Cause, death or disability during the period of time after the Corporation and/or the Bank enters into a definitive agreement to consummate a transaction involving a change in control and before the transaction is consummated so long as a change in control actually occurs.

Further analysis of payments triggered by a change in control is provided under the heading “Potential Post-Employment Payments” later in this Proxy Statement.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis report beginning on page 14 of this Proxy Statement with management.  Based on that review and discussion, the Compensation Committee recommended to the Corporation’s Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The foregoing report has been furnished by the members of the Compensation Committee:

Kathleen E. McKeough (Chairperson)	John J. Bowen	Barry G. Hittner, Esq.
Victor J. Orsinger II, Esq.	Patrick J. Shanahan, Jr.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows, for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010, the compensation of the person who served as Chief Executive Officer of the Corporation, Chief Financial Officer of the Corporation, and each of the three most highly compensated executive officers of the Corporation and/or the Bank, other than the Chief Executive Officer and Chief Financial Officer, whose total compensation exceeded $100,000 in each year.  The presentation below includes compensation for Mr. Gim only for the fiscal year ended December 31, 2012, the only year in the last three fiscal years in which he was a named executive officer.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($) (a)	Stock Awards ($) (b)		Option Awards ($) (c)	Non-Equity Incentive Plan Compensation ($) (d)		Change in Pension Value & Nonqualified Deferred Compensation Earnings ($) (e)	All Other Compensation ($) (f)		Total ($)
Joseph J. MarcAurele Chairman, President and Chief Executive Officer of the Corporation and the Bank	2012	479,712	—	393,773	(g)	—	286,028		—	88,981		1,248,494
	2011	464,712	432	306,896	(h)	—	239,568		—	87,180		1,098,788
	2010	432,692	4,176	249,315	(i)	—	245,824		—	454,045	(j)	1,386,052
David V. Devault Senior Executive Vice President, Secretary and Chief Financial Officer of the Corporation and the Bank	2012	261,052	—	156,090	(g)	—	105,000	(k)	466,906	7,998		997,046
	2011	253,144	4,579	121,677	(h)	—	85,421	(k)	337,554	7,815		810,190
	2010	234,892	8,677	36,792		35,835	86,323		201,614	7,236		611,369
Galan G. Daukas Executive Vice President, Wealth Management of the Corporation and the Bank	2012	339,071	—	202,208	(g)	—	225,500		198,697	28,335		993,811
	2011	332,375	—	159,599	(h)	—	262,000		131,892	138,412		1,024,278
	2010	325,908	229	49,056		49,037	247,271		52,425	28,133		752,059
Stephen M. Bessette Executive Vice President, Retail Lending of the Bank	2012	191,610	47,397	113,520	(g)	—	77,603	(l)	192,682	5,882		628,694
	2011	186,721	16,993	89,766	(h)	—	63,007	(l)	156,984	5,733		519,204
	2010	172,431	16,632	52,560		—	63,368	(l)	93,937	5,298		404,226
Mark K.W. Gim Executive Vice President & Treasurer of the Corporation and the Bank	2012	189,610	—	113,520	(g)	—	70,000		130,407	5,821		509,358

(a)
Except as noted, bonus payments were accrued in the year indicated and paid in the succeeding fiscal year.  Thus, the 2012 bonus was paid in fiscal 2013, the 2011 bonus was paid in fiscal 2012 and the 2010 bonus was paid in fiscal

2011.  Bonus payments in 2012 include a discretionary award to Mr. Bessette discussed in the Compensation Discussion and Analysis earlier in this Proxy Statement.

(b)
Amount listed reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for restricted stock, restricted stock unit awards, and performance share unit awards in the year indicated.  For 2012, assumptions related to the financial reporting of restricted stock, restricted stock units, and performance shares units are presented in Footnote 16 to the Consolidated Financial Statements presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”).

(c)
Amount listed reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock option awards in the year indicated.  For 2012, assumptions related to the financial reporting of stock options are presented in Footnote 16 to the Consolidated Financial Statements presented in the 2012 Form 10-K.

(d)
Amount listed reflects payments under the Annual Performance Plan and Wealth Management Business Building Incentive Plan as outlined earlier in this Proxy Statement.  Bonus payments were accrued in the year indicated and paid in the succeeding fiscal year.  Thus, the 2012 bonus was paid in fiscal 2013, the 2011 bonus was paid in fiscal 2012, and the 2010 bonus was paid in fiscal 2011.

(e)
Amount reflects aggregate change in the value of accumulated benefits under the Pension Plan and Supplemental Pension Plan between December 31 of the year indicated and December 31 of the prior year.  The amount represents the increase due to an additional year of service; increases in average annual compensation; the increase due to a reduction in the discounting period; and the increase or decrease due to changes in assumptions.  Assumptions for 2012 are described in footnotes to the Pension Benefits table included later in this Proxy Statement.  Amounts are based upon the earliest retirement age at which the individual can receive unreduced benefits, which for Mr. Devault is age 60 and for all others is age 65 or current age if greater.  The present value calculations assume payment in the normal form, which is a life annuity under the Pension Plan and Supplemental Pension Plan.

(f)	The following table shows the components of this column for 2012:

Named Executive Officer	Life and Disability Insurance Premiums ($)		Employer Contribution Under the 401(k) Plan ($)	Employer Credits Under Deferred Compensation Plan ($)	Country Club Membership ($)	Auto and Parking Allowance ($)	Non-cash Items ($) (1)	Total ($)
MarcAurele	11,815	(2)	17,500	40,066	10,000	9,600	—	88,981
Devault	167		7,500	331	—	—	—	7,998
Daukas	663	(2)	7,500	2,672	9,000	8,400	100	28,335
Bessette	134		5,173	575	—	—	—	5,882
Gim	133		5,238	450	—	—	—	5,821

(1)	Reflects the value of non-cash items received under the Corporation’s volunteerism program.

(2)	Amounts listed for Messrs. MarcAurele and Daukas include disability insurance premiums of $11,648 and $496, respectively. All other amounts reflect life insurance premiums.

(g)
Reflects the fair value of the performance share award based on the grant date probable outcome assumption of relative performance at the 75th percentile; the maximum value of this award assuming performance at the highest level for Messrs. MarcAurele, Devault, Daukas, Bessette and Gim is $525,030; $208,120; $269,610; $151,360; and $151,360, respectively.

(h)
Reflects the fair value of the performance share award based on the grant date probable outcome assumption of relative performance at the 60th percentile; the maximum value of this award assuming performance at the highest level for Messrs. MarcAurele, Devault, Daukas and Bessette is $511,486; $202,796; $266,012; and $149,610, respectively.

(i)
Reflects the fair value of the performance share award based on the grant date probable outcome assumption of relative performance at the 66th percentile; the maximum value of this award assuming performance at the highest level is $377,750.

(j)
The Corporation periodically purchases bank-owned life insurance (“BOLI”) policies on the lives of certain employees, including the named executive officers. The purchase of BOLI policies results in an income-earning asset that provides tax-free income to the Corporation. BOLI policies are purchased through a one-time lifetime premium. In 2010, a BOLI policy was purchased on Mr. MarcAurele for a one-time lifetime premium of $377,315, and such premium is included in All Other Compensation. The BOLI policy, in combination with a group insurance policy, is used to provide the

Corporation’s standard employee life insurance benefit. Upon the executive’s separation from employment, the executive releases any claim to benefits under the BOLI policy.

(k)	Amounts include deferrals under the Deferred Compensation Plan of $5,000 from the 2012 payment deferred in 2013 and $5,000 from the 2011 payment deferred in 2012.

(l)
Amounts include deferrals under the Deferred Compensation Plan of $18,750 from the 2012 payment deferred in 2013; $10,000 from the 2011 payment deferred in 2012 and $10,000 from the 2010 payment deferred in 2011.

_________________

Grants of Plan-Based Awards
The following table contains information concerning grants of plan-based awards under our cash and equity incentive plans to the named executive officers during the year ended December 31, 2012.

GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value Of Stock And Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
MarcAurele	12/12/11	$107,935	$215,870	$323,805	(a)
	01/17/12					5,550	11,100	22,200	(b)	—	—	—	$393,773	(c)
Devault	12/12/11	$39,158	$78,316	$117,474	(a)
	01/17/12					2,200	4,400	8,800	(b)	—	—	—	$156,090	(c)
Daukas	12/12/11	$50,861	$101,721	$152,582	(a)
	12/12/11	$45,000	$180,000	$270,000	(d)
	01/17/12					2,850	5,700	11,400	(b)	—	—	—	$202,208	(c)
Bessette	12/12/11	$28,742	$57,483	$86,225	(a)
	01/17/12					1,600	3,200	6,400	(b)	—	—	—	$113,520	(c)
Gim	12/12/11	$28,442	$56,883	$85,325	(a)
	01/17/12					1,600	3,200	6,400	(b)	—	—	—	$113,520	(c)

(a)
Reflects the 2012 threshold, target and maximum award available under the Annual Performance Plan.  The Annual Performance Plan is based upon achievement of both corporate and individual goals.  Threshold awards assume corporate performance at 80% of plan (resulting in a 50% payout on the corporate performance component) and individual performance at 50%.  This plan is described in detail in the Compensation Discussion and Analysis earlier in this Proxy Statement.  Actual awards are reflected in the Summary Compensation Table.  The grant date represents the date that the terms were approved by the Compensation Committee for the 2012 awards.

(b)
Reflects the threshold, target and maximum number of shares available under the performance share unit award granted on January 17, 2012. This grant is described in detail in the Compensation Discussion and Analysis earlier in this Proxy Statement.

(c)
For purposes of this table, we have assumed that relative performance will be at the 75th percentile, resulting in a 150% award.  The actual number of shares that will be earned will depend on the Corporation’s relative performance during the performance measurement period and, therefore, actual amounts may be different.

(d)
Reflects the 2012 threshold, target and maximum award available under the Wealth Management Business Building Incentive Plan.  This plan is described in detail in the Compensation Discussion and Analysis earlier in this Proxy Statement.  Actual awards are reflected in the Summary Compensation Table.  The grant date represents the date that the terms were approved by the Compensation Committee for the 2012 award.

_________________

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information with respect to the named executive officers concerning unexercised stock option awards and unvested stock awards as of December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (a)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (a)
Joseph J. MarcAurele	—	21,000	(b)	—	$17.91	9/21/2019
							7,000	(c)	$184,170
							18,500	(d)	$486,735
										23,658	(e)	$622,442
										22,200	(f)	$584,082
David V. Devault	6,200	—		—	$26.81	6/13/2015
	6,200	—		—	$28.16	12/12/2015
	5,100	—		—	$24.12	6/16/2018
	—	5,700	(g)	—	$17.52	6/1/2020
							2,100	(h)	$55,251
										9,380	(e)	$246,788
										8,800	(f)	$231,528
Galan G. Daukas	20,000	—		—	$27.62	8/30/2015
	12,315	—		—	$28.16	12/12/2015
	7,200	—		—	$24.12	6/16/2018
	—	7,800	(g)	—	$17.52	6/1/2020
							2,800	(h)	$73,668
										12,304	(e)	$323,718
										11,400	(f)	$299,934
Stephen M. Bessette	4,500	—		—	$20.00	5/12/2013
	3,800				$26.81	6/13/2015
	3,800				$28.16	12/12/2015
							3,000	(h)	$78,930
										6,920	(e)	$182,065
										6,400	(f)	$168,384
Mark K.W. Gim	3,100				$26.81	6/13/2015
	3,100				$28.16	12/12/2015
	3,000				$24.12	6/16/2018
		4,100	(g)		$17.52	6/1/2020
							1,500	(h)	$39,465
										6,846	(e)	$180,118
										6,400	(f)	$168,384

(a)	Based upon December 31, 2012 fair market value of $26.31.

(b)	This nonqualified stock option grant vests on September 21, 2014.

(c)	This restricted stock unit grant vests on September 21, 2014.

(d)
Amount represents a target grant of 12,500 performance share units that will be earned based on the Corporation’s relative performance during the performance measurement period which ended December 31, 2012 and was further subject to a time-based vesting period which ended on January 20, 2013. For purposes of this table, we have assumed that the Corporation’s relative performance will be at the percentile ranking of 74.0, resulting in 148% of the target award being earned. Final performance results may be different.

(e)
The actual number of shares that will be earned under this award will depend on the Corporation’s relative performance during the performance measurement period which ends December 31, 2013. We have assumed that the Corporation’s relative performance during the performance measurement period will be at the percentile ranking of 77.6, resulting in 155.2% award.  As the instructions indicate, when performance is assumed to have exceeded the threshold, this table shall be based on the next higher performance measure that exceeds that assumed performance level.  Based on those instructions, for the purposes of this table, we have included the maximum number of shares that can be awarded.  Actual results may be different.

(f)
The actual number of shares that will be earned under this award will depend on the Corporation’s relative performance during the performance measurement period which ends December 31, 2014. We have assumed that the Corporation’s relative performance during the performance measurement period will be at the percentile ranking of 80.1, resulting in 160.2% award.  As the instructions indicate, when performance is assumed to have exceeded the threshold, this table shall be based on the next higher performance measure that exceeds that assumed performance level.  Based on those instructions, for the purposes of this table, we have included the maximum number of shares that can be awarded.  Actual results may be different.

(g)	This nonqualified stock option grant vests on June 1, 2013.

(h)	This restricted stock unit grant vests on June 1, 2013.
_______________________

Option Exercises and Stock Vested
The following table sets forth information with respect to the named executive officers concerning the exercise of stock options and stock awards that vested during the year ended December 31, 2012.

OPTION EXERCISES AND STOCK VESTED
	Option Awards			Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Joseph J. MarcAurele	—		—	—	—
David V. Devault	17,140	(a)	$81,217	—	—
Galan G. Daukas	—		—	—	—
Stephen M. Bessette	4,345	(a)	$18,831	—	—
Mark K.W. Gim	5,378	(a)	$27,606	—	—

(a)
Amounts represent the number of options exercised.  Taking into consideration shares exchanged for option exercise price and tax withholding, Messrs. Devault, Bessette and Gim acquired net amounts of 2,949, 1,975 and 3,588 shares, respectively.

_______________________

Pension Benefits
The following table sets forth information with respect to the pension benefits of the named executive officers. Information about the Pension Plan and Supplemental Pension Plan can be found under the heading “Compensation Discussion and Analysis - Retirement and Other Benefits” earlier in this Proxy Statement. Mr. MarcAurele is not eligible to participate in these retirement plans, and is therefore excluded from the presentation below.

PENSION BENEFITS
Named Executive Officer	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (a)	Payments During Last Fiscal Year ($)
David V. Devault	Pension Plan (b)	26.2	$1,317,679	—
	Supplemental Pension Plan	26.2	$637,877	—
Galan G. Daukas	Pension Plan	7.3	$185,878	—
	Supplemental Pension Plan	7.3	$349,240	—
Stephen M. Bessette	Pension Plan	15.8	$723,097	—
	Supplemental Pension Plan	15.8	$105,570	—
Mark K.W. Gim	Pension Plan	19.3	$359,256	—
	Supplemental Pension Plan	19.3	$33,545	—

(a)
Present value of accumulated benefits under the Pension Plan and Supplemental Pension Plan as of December 31, 2012, determined using mortality assumptions based on the Pension Protection Act 2012 tables with no mortality assumption prior to benefit commencement and other assumptions consistent with those presented in Footnote 15 to the Consolidated Financial Statements presented in the 2012 Form 10-K, except that retirement age is based upon the earliest retirement age at which the named executive officer can receive unreduced benefits.  For Mr. Devault, this represents retirement under the Magic 85 Provision at age 60.  For all other named executive officers, this represents normal retirement at age 65 or retirement at current age if greater.  Present value is expressed as a lump-sum; however, the plans do not provide for payment of benefits in a lump-sum, but rather are payable only in the form of an annuity with monthly benefit payments.  The present value calculations assume payment in the normal form, which is a life annuity under the Pension Plan and Supplemental Pension Plan.

(b)
Mr. Devault’s Pension Plan benefit includes a temporary payment provided under the Magic 85 Provision that is payable between ages 60 and 62.  The Magic 85 Provision, including this special payment, is discussed in detail earlier in this Proxy Statement.

_______________________

In the event of a change in control, certain named executive officers would receive additional years of credited service under the Supplemental Pension Plan as described under the heading “Compensation Discussion and Analysis - Change in Control Agreements” earlier in this Proxy Statement.

Deferred Compensation Plan
We provide executives with the opportunity to defer up to 25% of regular base salary earnings and 100% of annual bonus earnings into the Deferred Compensation Plan.  This plan also provides certain employer contributions, as described earlier in this Proxy Statement.

Contributions are credited with earnings/losses based upon the executive’s selection of publicly-traded mutual funds and our common stock.  Investment elections can be changed at any time, except with respect to our common stock as described later in the section. The following table summarizes the annual rate of return for the year ended December 31, 2012, for the investment options.

Washington Trust Bancorp, Inc. Common Stock	14.45%	Wells Fargo Advantage Precious Metals Fund	(7.74)%
American Century Equity Income A Fund	11.23%	PIMCO Low Duration A Fund	5.80%
Principal Investors LargeCap S&P 500 Index R5 Fund	15.51%	PIMCO Total Return A Fund	9.93%
Principal Investors LargeCap Growth I R5 Fund	16.23%	PIMCO Real Return A Fund	8.82%
Janus Perkins Mid Cap Value S Fund	9.99%	Russell LifePoints® In Retirement R3 Fund	9.69%
Principal Investors MidCap S&P 400 Index R5 Fund	17.43%	Russell LifePoints® 2015 Strategy R3 Fund	10.29%
Goldman Sachs Growth Opportunities A Fund	19.08%	Russell LifePoints® 2020 Strategy R3 Fund	11.25%
Heartland Value Plus Fund	11.38%	Russell LifePoints® 2025 Strategy R3 Fund	12.45%
Principal Investors SmallCap S&P 600 Index R5 Fund	15.89%	Russell LifePoints® 2030 Strategy R3 Fund	13.34%
Eagle Small Cap Growth A Fund (b)	14.19%	Russell LifePoints® 2035 Strategy R3 Fund	14.54%
Principal Real Estate Inv Real Estate Sec R5 Fund	16.89%	Russell LifePoints® 2040 Strategy R3 Fund	14.57%
American Funds Europacific Growth R3 Fund	18.89%	Russell LifePoints® 2045 Strategy R3 Fund	14.62%
Invesco Developing Markets A Fund	19.52%	Russell LifePoints® 2050 Strategy R3 Fund	14.56%
Principal Investor Money Market R5 Fund (a)	—%	Russell LifePoints® 2055 Strategy R3 Fund	14.45%
Principal Investor Money Market Inst Fund (b)	—%

(a)	Fund was available for selection as an investment benchmark from January 1, 2012 through March 23, 2012.

(b)	Fund was available for selection as an investment benchmark from March 24, 2012 through December 31, 2012.

As of October 15, 2007, our common stock was no longer available as a new benchmark investment.  Further, employees and directors who had selected our common stock as a benchmark investment (the “Bancorp Stock Fund”) were allowed to transfer from that fund during a transition period that ended on March 14, 2009.  Employees and directors are no longer allowed to make transfers from the Bancorp Stock Fund, and any distributions will be made in whole shares of our common stock to the extent of the benchmark investment election in the Bancorp Stock Fund.

The following table outlines employee and employer contributions to the Deferred Compensation Plan, earnings on plan balances during the year and the aggregate amount of all plan obligations as of December 31, 2012.

NONQUALIFIED DEFERRED COMPENSATION
Named Executive Officer	Executive Contributions in Last FY ($) (a)	Registrant Contributions in Last FY ($) (b)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($) (c)	Aggregate Balance at Last FYE ($) (d)
Joseph J. MarcAurele	—	40,066	8,778	—	126,463
David V. Devault	10,000	331	865	—	16,415
Galan G. Daukas	—	2,672	14,251	—	101,156
Stephen M. Bessette	29,161	575	40,710	—	293,381
Mark K.W. Gim	15,000	450	26,586	20,066	194,858

(a)
Reflects deferrals of salary and bonus payments that were accrued under the Deferred Compensation Plan during 2012.  Salary amounts are disclosed in the Summary Compensation Table under the year 2012.  Bonus amounts are disclosed in the Summary Compensation Table under the year 2011 for Messrs. Devault and Bessette.

(b)
Represents credits for amounts that would have been contributed by the Bank under the 401(k) Plan as described earlier in this Proxy Statement.  Mr. MarcAurele’s credit also includes a contribution of 5% of his salary or $23,986 which is described earlier in this Proxy Statement.  These amounts are disclosed in the Summary Compensation Table, under All Other Compensation in 2012.

(c)	Reflects the third of four annual installments related to an in-service distribution to Mr. Gim from his education sub-account under the Deferred Compensation Plan.

(d)	Includes employee and employer contributions that have been reflected in the Summary Compensation Table in this Proxy Statement and previous proxy statements as outlined in the following table.

Named Executive Officer	2012 ($)	Previous Years ($)	Total ($)
Joseph J. MarcAurele	40,066	73,388	113,454
David V. Devault	10,331	5,244	15,575
Galan G. Daukas	2,672	72,204	74,876
Stephen M. Bessette	29,736	64,492	94,228
Mark K.W. Gim	15,450	—	15,450
_______________________

Upon election to defer income, the individual must also elect distribution timing and form of payment.  In-service distributions may be in a lump sum payable in a specific year or in four annual installments commencing in the year a named student reaches age 18.  Accounts may also be distributed commencing in the year following retirement in a lump sum or annual installments over five or ten years.  Retirement is defined as separation from employment after age 65 or after age 55 with 10 or more years of service for executives, and for directors as termination of directorship after age 55.  In the event of pre-retirement separation, accounts become payable in a lump sum in the following year, regardless of distribution election.  Employer contributions are always payable in a lump sum in the year following separation.  Distributions are paid in cash except that distributions from the Bancorp Stock Fund must be in the form of our common stock.

The Deferred Compensation Plan has been restated to comply with Section 409A of the Code, which imposed new rules on deferred compensation programs.  These rules generally apply to amounts deferred after December 31, 2004 and related earnings (“post-409A accounts”).  Amounts deferred prior to January 1, 2005 and related earnings (“grandfathered balances”) are subject to the rules applicable prior to the effective date of Section 409A.  Participants may change distribution timing and form on grandfathered balances, provided a full calendar year passes between the year in which the change was requested and the new distribution date.  Distribution elections on post-409A accounts may only be changed if (a) the new election is made at least 12 months before the first scheduled payment; (b) the distribution or first installment is delayed at least five years from the originally scheduled payment date; and (c) the new election is not effective until at least 12 months have elapsed.  Participants can receive an early distribution of grandfathered balances, less a withdrawal penalty equal to 10% of the participant’s total grandfathered balance.  In the event of an unforeseeable emergency, executives and directors may receive a distribution from grandfathered balances and/or post-409A accounts, to the extent necessary to meet the emergency and resulting income tax and penalties, subject to certain limitations outlined in the plan.

Potential Post-Employment Payments
The named executive officers are entitled to certain compensation in the event of termination of such executive’s employment.  This section discusses these post-employment payments, assuming separation from employment on December 31, 2012.

Severance Pay and Benefit Continuation
We do not have an employment contract with any named executive officer.  Therefore, no severance benefit is payable and there is no continuation of benefit coverage in the event of a named executive officer’s voluntary or involuntary termination, retirement, disability, or death.  Severance and benefit continuation are available in the event of a change in control as discussed in the Potential Post-Employment Payments table presented later in this section.

Vested Equity Awards
Vested stock option grants are outlined in the Outstanding Equity Awards at Fiscal Year End table earlier in this Proxy Statement.  A named executive officer may exercise his vested stock options at any time through his separation from employment date.  The right to exercise vested stock options is forfeited following his separation from employment for all reasons other than retirement and death.

In the event of the death of the named executive officer, the right to exercise vested stock option grants would transfer to the named executive officer’s estate and would expire on the three-year anniversary of the date of death.  In the event of retirement, the named executive officer would have the right to exercise vested nonqualified stock options for three years following retirement and vested incentive stock options for 90 days following retirement.  Messrs. Devault and Bessette are the only named executive officers who were eligible to retire on December 31, 2012.

Information regarding the effect on unvested equity grants in a separation from employment is discussed in the Potential Post-Employment Payments table and accompanying footnotes presented later in this section.

Retirement Benefits Payable
In the event of any separation from employment on December 31, 2012, Messrs. Devault and Bessette would be entitled to their vested benefit in the Pension Plan and Supplemental Pension Plan (collectively, the “Defined Benefit Retirement Plans”), as applicable.  Mr. Devault would forfeit his right to the benefit of the Magic 85 Provision under the Pension Plan.  Mr. MarcAurele is not eligible to participate in the Defined Benefit Retirement Plans.

Retirement benefits are not enhanced in the event of any named executive officer’s voluntary or involuntary termination, retirement, disability or death on December 31, 2012.

In the event of a change in control, an enhanced benefit in the form of additional years of benefit service is available under the Pre-2009 Change in Control Agreements as described earlier.  The value of this enhancement is outlined in the Potential Post-Employment Payments table presented later in this section.

The following table outlines the annual benefits available under the Defined Benefit Retirement Plans, assuming separation from service on December 31, 2012 under various termination scenarios:

		Annual Benefit Payable under Defined Benefit Retirement Plans(a)
Named Executive Officer	Retirement Plan	Voluntary or Involuntary Termination ($)	Retirement ($) (b)	Death Benefit Payable to Surviving Spouse ($) (c)	Change in Control ($) (d)
David V. Devault	Pension Plan	62,844	62,844	28,280	62,844
	Supplemental Pension Plan	22,669	22,669	10,201	29,205
Galan G. Daukas	Pension Plan	27,682	—	12,457	27,682
	Supplemental Pension Plan	50,477	—	22,715	71,794
Stephen M. Bessette	Pension Plan	57,583	57,583	25,912	57,583
	Supplemental Pension Plan	8,316	8,316	3,742	16,641
Mark K.W. Gim	Pension Plan	59,122	—	26,605	59,122
	Supplemental Pension Plan	5,342	—	2,404	5,342

(a)
Unless otherwise noted, amount reflects annual benefit payable in the normal form on December 31, 2012 for Messrs. Devault and Bessette and at age 65 for all other executives.  The normal form is a life annuity under the Pension Plan and Supplemental Pension Plan.

(b)
We consider retirement as separation from service after age 65 or after age 55 with ten years of service.  Messrs. Devault and Bessette are the only named executive officers who were eligible to retire on December 31, 2012.

(c)
Amount reflects annual pre-retirement death benefit equal to 50% of the qualified 50% joint and survivor annuity.  Benefit is payable to the surviving spouse from the executive’s 65th birthday unless the executive is retirement-eligible in which case it is payable immediately, and adjusted for early or late commencement of benefits.

(d)
Assumes change in control and immediate termination under a triggering event as described under the heading “Compensation Discussion and Analysis - Change in Control Agreements” earlier in this Proxy Statement.

_______________________

Deferred Compensation Plan
Obligations under the Deferred Compensation Plan generally would become payable in a lump sum in the January following the separation from employment, subject to the six-month delay imposed under Section 409A of the Code.  A separation from service for Messrs. Devault and Bessette would be deemed a retirement and any plan balance would be paid according to the executive’s distribution election under the plan.  The aggregate balance of the obligations under this plan is detailed in the Nonqualified Deferred Compensation table earlier in this Proxy Statement.  Plan balances represent accrued liabilities for amounts earned and are not enhanced for any voluntary or involuntary termination.

The following table presents potential post-employment payments assuming separation from service on December 31, 2012, under various termination scenarios.

POTENTIAL POST EMPLOYMENT PAYMENTS
Named Executive Officer	Type of Payment	Involuntary or Voluntary Termination ($)	Retirement ($) (a)	Death ($)	Permanent Disability ($)	Change in Control ($) (b)
MarcAurele	Severance (c)	—	—	—	—	1,790,000
	Intrinsic Value of Accelerated Equity (d)(e)	—	—	1,897,513	999,067	1,897,513
	Value of Increased Retirement Benefits	—	—	—	—	—
	Health Benefits (f)	—	—	—	—	30,417
	Cutback (g)	—	—	—	—	(1,747,982)
	Total	—	—	1,897,513	999,067	1,969,948
Devault	Severance (c)	—	—	—	—	712,400
	Intrinsic Value of Accelerated Equity (d)(e)	—	280,212	502,198	189,502	502,198
	Value of Increased Retirement Benefits (h)	—	—	—	—	100,505
	Health Benefits (f)	—	—	—	—	26,541
	Gross Up (i)	—	—	—	—	475,528
	Total	—	280,212	502,198	189,502	1,817,172
Daukas	Severance (c)	—	—	—	—	1,173,400
	Intrinsic Value of Accelerated Equity (d)(e)	—	—	659,635	247,647	659,635
	Value of Increased Retirement Benefits (h)	—	—	—	—	147,487
	Health Benefits (f)	—	—	—	—	26,541
	Gross Up (i)	—	—	—	—	656,168
	Total	—	—	659,635	247,647	2,663,231
Bessette	Severance (c)	—	—	—	—	543,400
	Intrinsic Value of Accelerated Equity (d)(e)	—	207,173	369,672	139,214	369,672
	Value of Increased Retirement Benefits (h)	—	—	—	—	105,672
	Health Benefits (f)	—	—	—	—	19,766
	Gross Up (i)	—	—	—	—	388,677
	Total	—	207,173	369,672	139,214	1,427,187
Gim	Severance (c)	—	—	—	—	456,067
	Intrinsic Value of Accelerated Equity (d)(e)	—	—	364,616	138,174	364,616
	Value of Increased Retirement Benefits	—	—	—	—	—
	Health Benefits (f)	—	—	—	—	26,193
	Cutback (g)	—	—	—	—	(224,726)
	Total	—	—	364,616	138,174	622,150

(a)
We consider retirement as separation from service after age 65 or after age 55 with ten years of service.  Messrs. Devault and Bessette are the only named executive officers who were eligible to retire on December 31, 2012.

(b)
Assumes change in control and immediate termination under a triggering event as described under the heading “Compensation Discussion and Analysis - Change in Control Agreements” earlier in this Proxy Statement.

(c)
Severance payments are based on a multiple of the salary in effect at December 31, 2012, plus bonus including payments under the Annual Performance Plan, Wealth Management Business Building Incentive Plan and discretionary bonuses, as applicable. Multiples are described under the heading “Compensation Discussion and Analysis - Change in Control Agreements” earlier in this Proxy Statement.  For Mr. MarcAurele and Gim, the bonus-related severance payment is based on the average of the bonuses paid during the three years prior to 2012.  For Messrs. Devault, Daukas and Bessette, bonus-related severance payments are based on the highest bonus paid during the two years prior to 2012.

(d)
Reflects the value of accelerated equity based upon market closing price of $26.31 on December 31, 2012, as well as the value of dividend equivalents that would become payable under the performance share unit award grant.  Unvested equity grants are outlined in the Outstanding Equity Awards at Fiscal Year End table earlier in this Proxy Statement.  All unvested awards would be forfeited upon voluntary or involuntary termination, and would become fully vested upon a change in control or death.  All unvested awards for Messrs. Devault and Bessette would be vested on a pro-rated basis upon retirement.  All performance share unit awards would be vested on a pro-rated basis upon permanent disability.

(e)
For purposes of this table, we have assumed that the Corporation’s relative performance during the performance measurement period for Mr. MarcAurele’s 2010 award was at a percentile ranking of 74.0, resulting in a 148% award; for all 2011 awards was at a percentile ranking of 77.6, resulting in a 155.2% award; and for all 2012 awards was at a percentile ranking of 80.1, resulting in a 160.2% award, which were our performance assumptions as of December 31, 2012.  Actual results may be different.

(f)	Reflects the value of health benefits based on actual 2013 premiums, increased by 8% for years 2 and 3, as applicable.

(g)
Reflects the amount of the mandatory cutback of amounts that exceed the limits imposed by Section 280G of the Code as described under the heading “Compensation Discussion and Analysis - Change in Control Agreements” earlier in this Proxy Statement.

(h)	Reflects the increase in retirement benefits resulting from the additional months of benefit accrual provided for the Supplemental Pension Plan under the Change in Control Agreements.

(i)	Reflects the amount of the additional payment to cover the impact of the 20% excise tax imposed by Section 280G of the Code.
_______________________

Director Compensation
Our director compensation philosophy is to provide competitive, fair and reasonable compensation to non-employee directors in order to attract the expertise and leadership necessary to provide strong corporate governance and maximize long-term shareholder value. Further, we believe director compensation should be aligned with the long-term interests of shareholders by creating and encouraging stock ownership.

The Committee, with the assistance of the compensation consultant, reviews director compensation annually to ensure that it is appropriate, competitive and effective. This process focuses on pay elements; compensation levels and mix; board and committee expertise, structure and roles; and best practices of comparable companies in the banking industry.

Cash Compensation Paid to Board Members
Non-employee members of our Board receive an annual cash retainer of $20,000.  Additional annual cash retainers are provided based on the director’s role as outlined below:

Role	Additional Annual Retainer
Lead Director	$5,000
Nominating Committee Chairperson	$5,000
Audit Committee Chairperson	$8,000
Compensation Committee Chairperson	$5,000

All members of the Corporation’s Board are also members of the Bank’s Board.  Members of the Bank’s Board do not receive an additional retainer for their involvement in the Bank’s Board, except Mr. Hittner, the chairperson of the Bank’s Trust Committee, who receives an additional annual retainer of $4,000. All retainers are paid in quarterly installments.

Non-employee directors also receive compensation for their attendance at meetings as outlined below:

Meeting	Meeting Fee	Fee for Attending Telephonically
Meetings of the Corporation’s Board (a)	$1,000	$900
Meetings of the Bank’s Board (a)	$1,000	$900
Audit Committee Meetings	$900	$800
All Other Committee Meetings	$800	$700

(a)	For meetings of the Corporation’s Board and the Bank’s Board held on the same day, as is the general practice, non-employee directors were paid for only one meeting.

Equity Compensation
In order to align Board interests with shareholders, non-employee directors typically receive an annual equity grant.  In determining the form of equity to be granted, the Compensation Committee considers many factors including corporate performance, tax and accounting treatment and the impact on dilution.

In April 2012, the Compensation Committee granted 1,000 restricted stock units to each non-employee director who continued to serve as our director after the 2012 Annual Meeting of Shareholders.  This grant, which included dividend equivalent rights, vests upon the earliest of (a) the three-year anniversary of the grant; (b) change in control of the Corporation; (c) the death of the director; or (d) retirement from the Corporation’s Board after attainment of age 70.

Retirement Plans
Directors are not eligible to participate in any defined benefit plan maintained by the Corporation or the Bank.  Directors are eligible to defer 100% of retainers and meeting fees into the Deferred Compensation Plan.  Directors are not eligible for Corporation contributions.  Provisions regarding types of accounts, investment measurements, form and timing of payments, and distributions that apply to employees also apply to directors.  Retirement for directors is defined in the Deferred Compensation Plan as termination of directorship after attainment of age 55.

Welfare Benefit Plans
Directors are not eligible for medical, dental, life or disability insurance at our expense.  Directors may obtain coverage under the Bank’s group medical and dental insurance plans at their own expense.

Director Summary Compensation Table
Directors who are employees receive no additional compensation for Board service.  Compensation received by the employee directors as employees of the Corporation is shown in the Summary Compensation Table earlier in this Proxy Statement.

The following table summarizes the compensation paid to non-employee directors for the fiscal year ended December 31, 2012.

DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($) (a)	Stock Awards ($) (b)	Total ($)(c)
Gary P. Bennett (d)	17,067	—	17,067
John J. Bowen	40,400	23,650	64,050
Steven J. Crandall	51,200	23,650	74,850
Robert A. DiMuccio	43,900	23,650	67,550
Barry G. Hittner	65,000	23,650	88,650
Katherine W. Hoxsie	63,200	23,650	86,850
Kathleen E. McKeough	79,400	23,650	103,050
Victor J. Orsinger, II	54,300	23,650	77,950
H. Douglas Randall, III	58,200	23,650	81,850
Edwin J. Santos	34,533	23,650	58,183
Patrick J. Shanahan, Jr.	67,500	23,650	91,150
John F. Treanor	56,700	23,650	80,350
John C. Warren	54,700	23,650	78,350

(a)	Total reflects fees and retainers earned. During 2012, Directors Hoxsie and Randall deferred $6,320 and $58,200, respectively into the Deferred Compensation Plan.

(b)
Amount listed reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for restricted stock unit awards on April 24, 2012.  Assumptions related to the financial reporting of restricted stock units are presented in Footnote 16 to the Consolidated Financial Statements presented in the 2012 Form 10-K.

(c)	There are no Option Awards, Non-Equity Incentive Plan Compensation, Other Income, Change in Pension Value, or Nonqualified Deferred Compensation Plan Earnings required to be disclosed in this table.

(d)	Mr. Bennett retired from the Corporation’s Board on April 24, 2012.
_______________________

The following table sets forth information with respect to the directors concerning outstanding stock option awards and unvested stock awards as of December 31, 2012.

Name	Grant Date	Option Expiration Date	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Number of Shares or Units of Stock That Have Not Vested (#)
			Exercisable (#)	Unexercisable (#)
Gary P. Bennett	4/24/2004	4/27/2014	2,000	—	$27.56	—
John J. Bowen	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
Steven J. Crandall	4/29/2003	4/29/2013	2,000	—	$20.62
	4/27/2004	4/27/2014	2,000	—	$27.56
	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
Robert A. DiMuccio, CPA	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
Barry G. Hittner, Esq.	4/27/2004	4/27/2014	2,000	—	$27.56
	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
Katherine W. Hoxsie, CPA	4/29/2003	4/29/2013	2,000	—	$20.62
	4/27/2004	4/27/2014	2,000	—	$27.56
	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
Kathleen E. McKeough	4/27/2004	4/27/2014	2,000	—	$27.56
	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
Victor J. Orsinger II, Esq.	4/29/2003	4/29/2013	2,000	—	$20.62
	4/27/2004	4/27/2014	2,000	—	$27.56
	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
H. Douglas Randall, III	4/29/2003	4/29/2013	2,000	—	$20.62
	4/27/2004	4/27/2014	2,000	—	$27.56
	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
Edwin J. Santos	4/24/2012					1,000
Patrick J. Shanahan, Jr.	4/29/2003	4/29/2013	2,000	—	$20.62
	4/27/2004	4/27/2014	2,000	—	$27.56
	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
John F. Treanor	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)
John C. Warren	4/27/2010					1,000	(c)
	4/26/2011					1,000	(a)
	4/24/2012					1,000	(b)

(a)	This restricted stock unit grant vests on April 26, 2014.

(b)	This restricted stock unit grant vests on April 24, 2015.

(c)	This restricted stock unit grant vests on April 27, 2013.

_______________________

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee members are currently directors McKeough (Chairperson), Bowen, Hittner, Orsinger and Shanahan.  We are not aware of any compensation committee interlocks or relationships involving our executive officers or members of the Corporation’s Board requiring disclosure in this Proxy Statement.

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for providing independent, objective oversight of our accounting functions and internal controls.  In connection with its responsibilities, the Audit Committee (1) reviewed the scope of the overall audit plans of both the internal audit staff and the independent registered public accounting firm; (2) evaluated the results of audits performed by the internal audit staff and independent registered public accounting firm that included but were not limited to accounting issues and internal controls; (3) assessed the action that has been taken by management in response to the audit results; and (4) appraised the effectiveness of the internal and independent audit efforts.  The Audit Committee also assesses actions taken by management in connection with the internal control documentation and testing of internal controls over financial reporting and management’s assertions related thereto in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and the related reports of the independent registered public accounting firm on these matters.

In addition, the Audit Committee has:

▪	Reviewed and discussed the audited financial statements with management;

▪	Discussed with KPMG LLP, its independent registered public accounting firm, the matters required to be discussed by Auditing Standards No. 16; and

▪
Received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP the independent registered public accounting firm’s independence.

Based on the review and discussions above, the Audit Committee recommended to the Corporation’s Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The foregoing report has been furnished by the members of the Audit Committee:

Katherine W. Hoxsie, CPA (Chairperson)		Steven J. Crandall	Robert A. DiMuccio, CPA
Barry G. Hittner	Kathleen E. McKeough	Edwin J. Santos	Patrick J. Shanahan, Jr.

The foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC and should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that this information is specifically incorporated by reference, and shall not otherwise be deemed filed under such acts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
During the years ended December 31, 2012 and December 31, 2011, we paid the following fees to KPMG LLP:

	2012	2011
Audit fees (a)	$613,000	$575,000
Audit-related fees	—	—
Tax fees (b)	61,397	62,020
All other fees	—	—
Total fees paid to KPMG LLP	$674,397	$637,020

(a)
Annual audit of consolidated and subsidiary financial statements including Sarbanes-Oxley attestation, reviews of quarterly financial statements and other services provided by KPMG LLP in connection with statutory and regulatory filings.

(b)	Tax return preparation, tax compliance and tax advice.

The Audit Committee has adopted a policy whereby engagement of the independent registered public accounting firm for audit services and for non-audit services shall be pre-approved by the Audit Committee, subject to the de minimus exception described in Section 10A(i)(1)(B) of the Exchange Act for non-audit services.  During 2012, the Audit Committee pre-approved 100% of the Audit fees, Audit-related fees, Tax fees and All other fees.

The Audit Committee has considered whether the provision of the services identified under the headings “Audit-related fees,” “Tax fees” and “All other fees” is compatible with maintaining KPMG LLP’s independence and has determined that provision of such services is consistent with maintaining the principal auditor’s independence.

INDEBTEDNESS AND OTHER TRANSACTIONS
The Bank has had transactions in the ordinary course of business, including borrowings, with certain of our directors and executive officers and their associates, all of which were made on substantially the same terms, including interest rates (except that executive officers and all other employees are permitted a modest interest rate benefit on first mortgages secured by a primary residence and other consumer loans) and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features when granted.  Similar transactions may be expected to take place in the ordinary course of business in the future.  The aggregate extensions of credit outstanding at December 31, 2012 to all directors, executive officers and their related interests amounted to $8,962,212 in the aggregate.  Any such transaction presently in effect with any director or executive officer is current as of this date, and is in compliance with Regulation O.

Patrick J. Shanahan, Jr., a director, was the former Chairman and Chief Executive Officer of First Financial Corp. prior to its acquisition by us in 2002.  In connection with the acquisition, we agreed to assume the obligation to provide Mr. Shanahan with a supplemental retirement benefit equal to monthly installments of $20,854 payable for the life of Mr. Shanahan with a 50% spousal survivor benefit.  The Board has determined that this benefit does not impair Mr. Shanahan’s independence under the NASDAQ Listing Rules and the rules of the SEC.

John F. Treanor, a director, was the President and Chief Operating Officer of the Corporation and the Bank prior to his retirement in 2009.  John C. Warren, a director, was the Chairman and Chief Executive Officer of the Corporation and the Bank prior to his retirement in 2010.  Mr. Treanor and Mr. Warren are the sole participants in our Supplemental Executive Retirement Plan.  Mr. Treanor receives a supplemental retirement benefit equal to monthly installments of $4,923 payable for the life of Mr. Treanor with a 66 2/3% spousal survivor benefit, with a minimum of 120 guaranteed monthly payments through October 2019.  The Board has determined that this benefit does not impair Mr. Treanor’s independence under the NASDAQ Listing Rules.  Mr. Warren receives a supplemental retirement benefit equal to monthly installments of $17,385 payable for the life of Mr. Warren with a 66 2/3% spousal survivor benefit, with a minimum of 120 guaranteed monthly payments through April 2020.  Mr. Warren is not considered independent by the Board under the NASDAQ Listing Rules because he was an employee of the Corporation within the last three years.

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
We conduct annual procedures, including the use of a written survey form, to (i) identify parties related to directors and executive officers and (ii) document the existence and terms of any related party transactions.  As indicated previously, the approval of loan transactions involving directors, executive officers and their related interest is governed by the provisions of Regulation O.  All other transactions involving directors and executive officers are reviewed annually by the Corporation’s Board.  The purpose of the review is to determine that such transactions are conducted on terms not materially less favorable than what would be usual and customary in transactions between unrelated persons and, in the case of transactions involving directors, to determine whether such transactions affect the independence of a director in accordance with the relevant rules and standards issued by the SEC and NASDAQ.  We do not maintain a formal written policy concerning the aforementioned procedures.  Our Code of Ethics provides guidance on business relations between us and our directors, officers and employees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Insiders”) to file reports of ownership and changes in ownership with the SEC.  Insiders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  Based solely upon a review of the copies of such reports furnished to us, and on written representations from certain reporting persons, we believe that during 2012, all Section 16(a) filing requirements applicable to its Insiders were complied with.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL NO. 2)
The ratification of the Audit Committee’s decision to retain KPMG LLP to serve as our independent registered public accounting firm to audit the Corporation’s consolidated financial statements for the current fiscal year ending December 31, 2013 will be submitted to our shareholders at the Annual Meeting.  Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to answer appropriate questions.  Action by shareholders is not required by law in the appointment of the independent registered public accounting firm, but their appointment is submitted by the Audit Committee in order to give our shareholders a voice in the designation of our independent registered public accounting firm.  If the appointment is not ratified by the affirmative vote of holders of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote thereon (provided that a quorum is present), the Audit Committee will reconsider its choice of KPMG LLP as our independent registered public accounting firm.

The board of directors unanimously recommends that shareholders vote “FOR” this proposal.

NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE CORPORATION’S
NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 3)
As required by section 14A of the Exchange Act, our Board of Directors is submitting for shareholder approval, on an advisory basis, the compensation paid to our named executive officers as described in this Proxy Statement pursuant to Item 402 of Regulation S-K. As previously disclosed by the Corporation, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such shareholder advisory vote will occur at the 2014 Annual Meeting of Shareholders.

The resolution that is the subject of this proposal is a non-binding advisory resolution.  Accordingly, the resolution will not have any binding legal effect regardless of whether or not it is approved and may not be construed as overruling a decision by Washington Trust or the Board of Directors or to create or imply any change to the fiduciary duties of the Board.  Furthermore, because this non-binding advisory resolution primarily relates to compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions.  However, the Compensation Committee intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our named executive officers.

Our compensation program is designed to deliver shareholder value by attracting, motivating and retaining our named executive officers, who are critical to our success, by offering a combination of base salary, as well as annual and long-term incentives that are closely aligned to the annual and long-term performance objectives of the Corporation.  Please see “Compensation Disclosure and Analysis” beginning on page 14 for additional information about our executive compensation programs.

We believe that the effectiveness of our compensation programs is demonstrated by the accomplishments of management over the last fiscal year, including the highest earnings in our Corporation’s 212 year history; a 17% increase in diluted earnings per share; a 136 basis point improvement in our return on equity; and two dividend increases. In addition, we achieved all-time high mortgage origination volume and sales activity; record deposit levels and significant deposit mix improvement; a 4.7% increase in wealth management revenues despite significant market volatility; and an 7% increase in total loans; all while maintaining solid asset quality and strong capital ratios.  This strong performance was recognized by investors, as our stock price was up by 10.3% at the close of the year.

We are committed to providing a strong pay for performance link, and as such, we allocate a significant portion of total compensation to performance-based elements. Strong corporate performance in 2012, 2011 and 2010 resulted in above-target performance-based cash compensation, compared to payments that averaged only 38% of plan targets for the named executive officers in 2009, a period of lower corporate profitability performance. Our compensation structure, which includes absolute and relative performance-based compensation elements, as well as the promotion of meaningful stock ownership through holding and equity grant retention guidelines, illustrates sound compensation practices.

The Board of Directors values the importance of receiving regular input from our shareholders on important matters such as the compensation of the Corporation’s executive officers. We appreciate the past support and approval of compensation programs by our shareholders. Our longstanding compensation principles of supporting the business strategy, paying for performance, providing competitive compensation and aligning with shareholder interests remain unchanged.  For these reasons, the Board recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the compensation of Washington Trust’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, be approved.

The Board of Directors unanimously recommends that shareholders vote “FOR” this proposal.

APPROVAL OF 2013 STOCK OPTION AND INCENTIVE PLAN (PROPOSAL NO. 4)

Proposal
The Corporation’s Board believes that stock options and other stock-based incentive awards can play an important role in the success of the Corporation by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Corporation and its subsidiaries upon whose judgment, initiative and efforts the Corporation largely depends for the successful conduct of its business to acquire a proprietary interest in the Corporation. The Board anticipates that providing such persons with a direct stake in the Corporation will assure a closer identification of the interests of such individuals with those of the Corporation and our shareholders, thereby stimulating their efforts on the Corporation’s behalf and strengthening their desire to remain with the Corporation.

On February 21, 2013, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the 2013 Stock Option and Incentive Plan (the “2013 Plan”), subject to the approval of the Corporation’s shareholders. The 2013 Plan provides flexibility to the Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Corporation’s workforce. A copy of the 2013 Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Summary of Material Features
The material features of the 2013 Plan are:

▪	The maximum number of shares of common stock to be issued under the 2013 Plan is 1,748,250;

▪
Grants of “full-value” awards are deemed for purposes of determining the number of shares available for future grants under the 2013 Plan as an award for 1.85 shares for each share of common stock subject to the award. Grants of stock options or stock appreciation rights are deemed to be an award of one share for each share of common stock subject to the award;

▪
Shares tendered or held back for taxes will not be added back to the reserved pool under the 2013 Plan. Upon the exercise of a stock appreciation right, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares reacquired by the Corporation on the open market or otherwise using cash proceeds of option exercises will not be added to the reserved pool;

▪
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

▪	Minimum vesting periods are required for grants of restricted stock, restricted stock units and performance share awards;

▪	Stock options and stock appreciation rights will not be repriced in any manner without shareholder approval;

▪	Any material amendment to the 2013 Plan is subject to approval by our shareholders; and

▪	The term of the 2013 Plan will expire on February 21, 2023.

Based solely on the closing price of our common stock as reported by the NASDAQ on February 26, 2013, the maximum aggregate market value of the common stock that could potentially be issued under the 2013 Plan is $45,751,703. We estimate that the number of shares requested for the 2013 Plan should allow the Corporation to continue to make equity grants based on current granting practices for a period of three to five years. We prepared this estimate with consideration to various factors such as future growth, continued strong performance, and the impact of performance share grants on share reserves. More specifically, a significant number of equity grants are made in the form of performance share units, and as such, we must reserve shares for those grants assuming the maximum payout during the three-year performance period. This significantly limits the shares available for other grants until the actual performance is known and such shares are released back into the pool of shares available for future grants. The shares we issue under the 2013 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled, reacquired by the Corporation prior to vesting, satisfied without any issuance of stock, expired or are otherwise terminated (other than by exercise) under the 2013 Plan are added back to the shares of common stock available for issuance under the 2013 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)
To ensure that certain awards granted under the 2013 Plan to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2013 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) core return on equity; (2) return on equity; (3) core earnings per share; (4) earnings per share; (5) core earnings per share growth; (6) earnings per share growth; (7) earnings before interest, taxes, depreciation and amortization; (8) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (9) assets under management (including or excluding market appreciation and/or depreciation); (10) residential mortgage origination volume; (11) mortgage banking revenues; (12) changes in the market price of the stock; (13) economic value-added; (14) operating income (loss); (15) cash flow (including, but not limited to, operating cash flow and free cash flow); (16) return on capital, assets, equity, or investment; (17) total shareholder returns; (18) revenues; (19) net new assets under management; (20) gross or net profit levels; (21) productivity; (22) expense; and (23) margins, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a comparator group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 200,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 200,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $5,000,000 for any performance cycle.

Summary of the 2013 Plan
The following description of certain features of the 2013 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2013 Plan, which is attached hereto as Appendix A.

Plan Administration. The 2013 Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2013 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2013 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants) of the Corporation and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 595 individuals are currently eligible to participate in the 2013 Plan, which includes 11 executive officers, 572 employees who are not officers, and 12 non-employee directors.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 200,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 200,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $5,000,000.

Effect of Awards. For purposes of determining the number of shares of common stock available for issuance under the 2013 Plan, the grant of any “full value” award, such as a restricted stock award, restricted stock unit, unrestricted stock award or performance share will be counted as 1.85 shares for each share of common stock actually subject to the award. The grant of any stock option or stock appreciation right will be counted for this purpose as one share for each share of common stock actually subject to the award.

Stock Options. The 2013 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2013 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Corporation and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and other key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2013 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and are not subject to restrictions. Subject to applicable law, the exercise price may also be delivered to the Corporation by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date of grant. The maximum term of a stock appreciation right is ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Corporation through a specified vesting period. However, except in the case of retirement, death, disability or a change of control, in the event these awards granted to employees have a performance-based goal, the restriction period will be at least one year, and in the event these awards granted to employees have a time-based restriction, the restriction period will be at least three years, but vesting can occur incrementally over the three-year period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2013 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine. Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a vesting period of at least one year.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be issued as a component of an award of restricted stock units, restricted stock or performance shares, or as a freestanding award, but may not be issued as a component of an award of stock options or stock appreciation rights. Dividend equivalent rights granted as a component of another award subject to performance vesting may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Compensation Committee may grant cash bonuses under the 2013 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions. The 2013 Plan provides that upon the effectiveness of a “sale event” as defined in the 2013 Plan, except as otherwise provided by the Compensation Committee in the award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and the restrictions and conditions on all other awards with time-based conditions will automatically be deemed waived. Upon the effectiveness of a sale event, the 2013 Plan and all awards thereunder will terminate, unless the parties to the sale agree that such awards will be assumed or continued by the successor entity. In addition, in the case of a sale event in which the Corporation’s shareholders will receive cash consideration, the Corporation may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights. The 2013 Plan also provides that upon the occurrence of a “change of control” as defined in the 2013 Plan, except as otherwise provided in the applicable award agreement, all stock options and stock appreciation rights will automatically become fully exercisable and conditions and restrictions on all outstanding restricted stock awards, restricted stock units and performance share awards will be removed.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2013 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2013 Plan, to certain limits in the 2013 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2013 Plan are responsible for the payment of any federal, state or local taxes that the Corporation is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Corporation to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the 2013 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the NASDAQ Listing Rules, any amendments that materially change the terms of the 2013 Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2013 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2013 Plan. The Board adopted the 2013 Plan on February 21, 2013, and the 2013 Plan becomes effective on the date it is approved by shareholders. Awards of incentive options may be granted under the 2013 Plan until February 21, 2023. No other awards may be granted under the 2013 Plan after the date that is 10 years from the date of shareholder approval.

New Plan Benefits
Because the grant of awards under the 2013 Plan is within the discretion of the Compensation Committee, the Corporation cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2013 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2013 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2012: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Options		Restricted Stock
Name and Position	Average Exercise Price	Number (#)	Dollar Value ($)		Number (#)
Joseph J. MarcAurele, Chairman, President and Chief Executive Officer of the Corporation and the Bank	—	—	393,773		16,650	(a)
David V. Devault, Senior Executive Vice President, Secretary and Chief Financial Officer of the Corporation and the Bank	—	—	156,090		6,600	(a)
Galan G. Daukas, Executive Vice President of Wealth Management of the Corporation and the Bank	—	—	202,208		8,550	(a)
Stephen M. Bessette, Executive Vice President, Retail Lending of the Bank	—	—	113,520		4,800	(a)
Mark K. W. Gim, Executive Vice President and Treasurer of the Corporation and the Bank	—	—	113,520		4,800	(a)
All current executive officers, as a group	23.82	18,600	329,345	(b)	13,875	(c)
All current directors who are not executive officers, as a group	—	—	283,800	(b)	12,000
All current employees who are not executive officers, as a group	23.27	88,175	202,786	(b)	8,650

(a)
This grant represents performance share units. For purposes of this table, we have assumed that the Corporation’s relative performance will be at the 75th percentile, resulting in a 150% award.  The actual number of shares that will be earned will depend on the Corporation’s relative performance during the performance measurement period and, therefore, actual amounts may be different.

(b)	The value of this award is based on the grant price of each award included.

(c)
This total includes a grant of 4,800 performance share units and 9,075 restricted stock units. For purposes of this table, we have assumed that the Corporation’s relative performance will be at the 75th percentile, resulting in a 150% award.  The actual number of shares that will be earned will depend on the Corporation’s relative performance during the performance measurement period and, therefore, actual amounts may be different.

_______________________

Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2013 Plan. It does not describe all federal tax consequences, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Corporation will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Corporation generally will be entitled to a tax deduction in connection with an award under the 2013 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Corporation, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Corporation’s deduction for certain awards under the 2013 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2013 Plan is structured to allow certain awards to qualify as performance-based compensation.

The Board of Directors unanimously recommends that shareholders vote “FOR”
the approval of the 2013 Stock Option and Incentive Plan.

Equity Compensation Plan Information
The following table provides information as of December 31, 2012 regarding shares of common stock that may be issued under the Corporation’s equity compensation plans consisting of the 2003 Stock Incentive Plan (the “2003 Plan”), the 1997 Equity Incentive Plan (the “1997 Plan”) and the Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders (2):	907,126	(3)	$23.58	(4)	217,668	(5)
Equity compensation plans not approved by security holders (6):	6,036		N/A	(7)	N/A
Total	913,162		$23.58	(4) (7)	217,668

(1)	Does not include any shares already reflected in the Corporation’s outstanding shares.

(2)	Consists of the 1997 Plan and the 2003 Plan.

(3)
Includes 108,775 nonvested share units. Also includes 152,554 performance shares outstanding under the 2003 Plan, which represents the maximum amount of performance shares that could be issued under existing awards. The actual shares issued may differ based on the attainment of performance goals.

(4)	Does not include the effect of the nonvested share units awarded under the 1997 Plan and the 2003 Plan because these units do not have an exercise price.

(5)	Includes up to 70,158 securities that may be issued in the form of nonvested shares.

(6)	Consists of the Deferred Compensation Plan, as described under the heading “Compensation Discussion and Analysis - Deferred Compensation Plan” earlier in this Proxy Statement.

(7)	Does not include information about the phantom stock units outstanding under the Deferred Compensation Plan, as such units do not have any exercise price.
_________________

SHAREHOLDER PROPOSALS
Any shareholder who wishes to submit a proposal for presentation to the 2014 Annual Meeting of Shareholders must submit the proposal to the Corporation, 23 Broad Street, Westerly, Rhode Island 02891, Attention: Chief Executive Officer, not later than November 8, 2013 for inclusion, if appropriate, in our proxy statement and the form of proxy relating to the 2014 Annual Meeting of Shareholders.  Any proposal submitted after November 8, 2013 will be considered untimely.  Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement.

In addition, in order for a nominee to be considered at an Annual Meeting, our Restated Articles of Incorporation, as amended, provide that director nominations may be submitted by any shareholder entitled to vote for the election of directors provided that advance written notice of such proposed nomination, with appropriate supporting documentation as required by our Restated Articles of Incorporation, is received by our Secretary not less than 14 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors at which such shareholder is present by person or by proxy; provided, however, that if fewer than 21 days notice of the meeting is given to shareholders, such written notice of such proposed nomination must be received by our Secretary not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.  For this Annual Meeting, such proposals must be received by the Corporation not earlier than February 22, 2013 and not later than April 9, 2013. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority.

HOUSEHOLDING OF PROXY MATERIALS
We send only one annual report and proxy statement to multiple shareholders sharing an address unless we have received contrary instructions from you or any shareholder at that address.  This practice, known as “householding,” is designed to reduce the costs to the Corporation of preparing and mailing duplicate materials as well as to reduce the volume of duplicate information received at one household.  However, if you reside at such an address and wish to receive a separate annual report or proxy statement, you may contact our transfer agent, American Stock Transfer & Trust Company, to “opt-out” or revoke your consent.  If you “opt-out” or revoke your consent to householding, each shareholder residing at your address will receive individual copies of our proxy statement and annual report.  If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting American Stock Transfer & Trust Company.  American Stock Transfer & Trust Company can be contacted by telephone at 800-852-0354 and by mail at 59 Maiden Lane, Plaza Level, New York, New York 10038.

If you wish to request separate copies free of charge of an annual report or proxy statement, please send your request to Elizabeth B. Eckel, Senior Vice President, Marketing, Washington Trust Bancorp, Inc., P.O. Box 512, Westerly, Rhode Island 02891, or call our Investor Relations Department at 401-348-1566 or visit our website at www.washtrust.com.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Any shareholder desiring to send communications to the Corporation’s Board, or any individual director, may forward such communication to our Secretary at our offices at 23 Broad Street, Westerly, Rhode Island 02891.  The Secretary will collect all such communications and forward them to the Corporation’s Board and any such individual director.

OTHER BUSINESS
Management knows of no matters to be brought before the Annual Meeting other than those referred to in this Proxy Statement, but if any other business should properly come before the meeting, the persons named in the proxy intend to vote in accordance with their best judgment.

EXPENSE OF SOLICITATION OF PROXIES
The cost of solicitation of proxies, including the cost of reimbursing brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and Proxy Statements to their principals, will be borne by the Corporation. Solicitation may be made in person or by telephone or telegraph by officers or regular employees of the Corporation, who will not receive additional compensation therefore.  In addition, we have retained Morrow & Co., LLC, 470 West Avenue, Stamford, CT 02902, to assist in the solicitation of proxies for a fee of $6,500 plus customary expenses.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN,
YOUR VOTE IS IMPORTANT TO THE CORPORATION.

PLEASE COMPLETE, DATE AND SIGN AND PROMPTLY RETURN
THE ENCLOSED PROXY CARD TODAY.  YOU MAY ALSO VOTE
YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE.

Submitted by order of the Board of Directors,

/s/ David V. Devault
David V. Devault
Secretary

Westerly, Rhode Island
March 13, 2013

APPENDIX A

WASHINGTON TRUST BANCORP, INC.
2013 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Washington Trust Bancorp, Inc. 2013 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants) of Washington Trust Bancorp, Inc. (the “Corporation”) and its Subsidiaries upon whose judgment, initiative and efforts the Corporation largely depends for the successful conduct of its business to acquire a proprietary interest in the Corporation. It is anticipated that providing such persons with a direct stake in the Corporation’s welfare will assure a closer identification of their interests with those of the Corporation and its shareholders, thereby stimulating their efforts on the Corporation’s behalf and strengthening their desire to remain with the Corporation.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” is defined in Section 2(a).
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.
“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Corporation.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Change of Control” is defined in Section 20(c).
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Committee” means the Compensation and Human Resources Committee of the Board or such other committee of not less than three members of the Board appointed by the Board to administer the Plan, provided that members of such Committee must be “Non-Employee Directors” within the meaning of Rule 16b-3(b) promulgated under the Exchange Act.
“Consultant” means any natural person that provides bona fide services to the Corporation, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Corporation’s securities.
“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan is approved by shareholders as set forth in Section 22.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Incumbent Board” is defined in Section 20(c)(ii).
“Non-Employee Director” means a member of the Board who is not also an employee of the Corporation or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Outstanding Corporation Common Stock” is defined in Section 20(c)(i).
“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.
“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Corporation or a unit, division, group, or Subsidiary of the Corporation) that will be used to establish Performance Goals are limited to the following: core return on equity, return on equity, core earnings per share, earnings per share, core earnings per share growth, earnings per share growth, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), assets under management (including or excluding market appreciation and/or depreciation), residential mortgage origination volume, mortgage banking revenues, changes in the market price of the Stock, economic value-added, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, or investment, total shareholder returns, revenues, net new assets under management, gross or net profit levels, productivity, expense, and margins, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a comparator group.
“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months in the normal course.
“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.
“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award of shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Corporation on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Corporation’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Corporation to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Corporation’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Corporation or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Corporation.
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by shareholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Stock” means the Common Stock, par value $.0625 per share, of the Corporation, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Corporation) in which the Corporation has at least a 50 percent interest, either directly or indirectly.
“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)
Administration of Plan. The Plan shall be administered by either the Board or the Committee (in either case, the “Administrator”), provided that the amount, timing and terms of the grants of Awards to Non-Employee Directors and executive officers shall be determined by the Committee.

(b)	Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)
to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number of shares of Stock to be covered by any Award;

(iv)
to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)
to accelerate at any time the exercisability or vesting of all or any portion of any Award provided that the Administrator generally shall not exercise such discretion to accelerate Awards subject to Sections 7 and 8 except in the event of the grantee’s death, disability or retirement, or a Change of Control (including a Sale Event);

(vi)	subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised;

(vii)
to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Corporation shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii)
at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

(ix)	All decisions and interpretations of the Administrator shall be binding on all persons, including the Corporation and Plan grantees.

(c)
Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Corporation all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)
Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)
Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Corporation’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Corporation.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)
Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,748,250. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock

Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Corporation repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 200,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Corporation.

(b)
Effect of Awards. The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award of 1.85 shares of Stock for each such share of Stock actually subject to the Award. The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award. Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c)
Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Corporation’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Corporation, or additional shares or new or different shares or other securities of the Corporation or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Corporation, the outstanding shares of Stock are converted into or exchanged for securities of the Corporation or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)
Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event;

provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.
Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Corporation shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(e)
Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Corporation or a Subsidiary or the acquisition by the Corporation or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants) of the Corporation and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS
Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Corporation or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)
Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)
Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)
Exercisability; Rights of a Shareholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)
Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Corporation, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i)	In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)
Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Corporation plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)
By the optionee delivering to the Corporation a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation cash or a check payable and acceptable to the Corporation for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)
With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Corporation will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Corporation or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Corporation of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Corporation is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Corporation establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)
Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Corporation or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)	Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)	Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)
Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)
Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)
Rights as a Shareholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a shareholder with respect to the voting of the Restricted Stock and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Corporation during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Corporation or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Corporation until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Corporation such instruments of transfer as the Administrator may prescribe.

(c)
Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Corporation and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Corporation be deemed to have been reacquired by the Corporation at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Corporation by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Corporation upon request without consideration.

(d)
Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Corporation’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Corporation and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.	RESTRICTED STOCK UNITS

(a)
Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Restricted Stock Units granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Restricted Stock Units granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Restricted Stock Units with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)
Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Corporation no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)
Rights as a Shareholder. A grantee shall have the rights as a shareholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Corporation and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a)
Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b)
Rights as a Shareholder. A grantee receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of

Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)
Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Corporation and its Subsidiaries for any reason.

SECTION 12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)
Performance-Based Awards. Any employee or other key person providing services to the Corporation and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Corporation performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

(b)
Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)
Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)
Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 200,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.	DIVIDEND EQUIVALENT RIGHTS

(a)
Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Corporation, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units or Restricted Stock Award with performance vesting or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)
Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)
Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Corporation and its Subsidiaries for any reason.

SECTION 14.	TRANSFERABILITY OF AWARDS

(a)
Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)
Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Corporation to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)
Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)
Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.	TAX WITHHOLDING

(a)
Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Corporation with respect to such income. The Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Corporation’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)
Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Corporation’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Corporation to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.	SECTION 409A AWARDS
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.	TRANSFER, LEAVE OF ABSENCE, ETC.
For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)	a transfer to the employment of the Corporation from a Subsidiary or from the Corporation to a Subsidiary, or from one Subsidiary to another; or

(b)
an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.	AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior shareholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Corporation shareholders entitled to vote at a meeting of shareholders. All Material Plan Amendments shall be subject to approval by the Corporation’s shareholders entitled to vote at a meeting of the shareholders. For purposes of this Section 18, a Material Plan Amendment shall mean any Plan amendment which would require shareholder approval pursuant to the rules of the national securities exchange or NASDAQ, on which the Corporation’s stock is listed at the time of such amendment. Material Plan Amendments shall be approved by the shareholders in accordance with the rules of NASDAQ or the appropriate national securities exchange, as the case may be. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19.	STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Corporation unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Corporation’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.	CHANGE OF CONTROL PROVISIONS
Upon the occurrence of a Change of Control as defined in this Section 20:

(a)
Except as otherwise provided in the applicable Award Certificate or, subject to Section 18 above, in writing after the Award is issued, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

(b)
Except as otherwise provided in the applicable Award Certificate or, subject to Section 18 above, in writing after the Award is issued, conditions and restrictions on each outstanding Restricted Stock Award, Restricted Stock Unit and Performance Share Award will be removed.

(c)	“Change of Control” shall mean the occurrence of any one of the following events:

(i)
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”); provided, however, that any acquisition by the Corporation or its subsidiaries, or any employee benefit plan (or related trust) of the Corporation or its subsidiaries of 20% or more of Outstanding Corporation Common Stock shall not constitute a Change of Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock, shall not constitute a Change of Control; or

(ii)
Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii)
Consummation by the Corporation of (i) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 40% of the then outstanding shares of common stock of the corporation resulting from such a reorganization, merger or consolidation; (ii) a reorganization, merger or consolidation, in each case, (A) with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 40% but less than 50% of the then outstanding shares of common stock of the corporation resulting from such a reorganization, merger or consolidation, (B) at least a majority of the directors then constituting the Incumbent Board do not approve the transaction and do not designate the transaction as not constituting a Change of Control, and (C) following the transaction members of the then Incumbent Board do not continue to comprise at least a majority of the Board; or (iii) the sale or other disposition of all or substantially all of the assets of the Corporation, excluding a sale or other disposition of assets to a subsidiary of the Corporation; or

(iv)
Consummation by The Washington Trust Company, the wholly-owned subsidiary of the Corporation, of (i) a reorganization, merger or consolidation, in each case, with respect to which, following such reorganization, merger or consolidation, the Corporation does not beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation or bank resulting from such a reorganization, merger or consolidation or (ii) the sale or other disposition of all or substantially all of the assets of the Bank, excluding a sale or other disposition of assets to the Corporation or a subsidiary of the Corporation.

The decision as to whether a Change of Control of the Corporation has occurred shall be made by a majority of the Continuing Directors of the Corporation (as defined in the Restated Articles of Incorporation of the Corporation) and shall be conclusive and binding.

SECTION 21.	GENERAL PROVISIONS

(a)
No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to distribution thereof.

(b)
Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Corporation or a stock transfer agent of the Corporation shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Corporation. Uncertificated Stock shall be deemed delivered for all purposes when the Corporation or a Stock transfer agent of the Corporation shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Corporation, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Corporation shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)
Shareholder Rights. Until Stock is deemed delivered in accordance with Section 21(b), no right to vote or receive dividends or any other rights of a shareholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)
Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Corporation or any Subsidiary.

(e)	Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Corporation’s insider trading policies and procedures, as in effect from time to time.

(f)
Forfeiture of Awards under Sarbanes-Oxley Act. If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Corporation for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 22.	EFFECTIVE DATE OF PLAN
This Plan shall become effective upon shareholder approval in accordance with applicable state law, the Corporation’s bylaws and articles of incorporation and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 23.	GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Rhode Island, applied without regard to conflict of law principles.

ANNUAL MEETING OF SHAREHOLDERS OF
WASHINGTON TRUST BANCORP, INC.
April 23, 2013
Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting
To Be Held on April 23, 2013: The Corporation’s 2013 Proxy Statement and its Form 10-K
and Annual Report for 2012 are available at www.washtrust.com/proxy.
These documents are also available by calling the Corporation’s toll-free number (800) 475-2265 or by contacting Elizabeth B. Eckel, Senior Vice President by email at investor.relations@washtrust.com.

Please sign, date and mail
your proxy card in the envelope provided
as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NOS. 1, 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of five directors, nominated by the Board of Directors, for three-year terms, each to serve until their successors are duly elected and qualified;					FOR	AGAINST	ABSTAIN
				2.	The ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2013;	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	¦ Barry G. Hittner, Esq. ¦ Katherine W. Hoxsie, CPA ¦ Kathleen E. McKeough ¦ John C. Warren				FOR	AGAINST	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3.	A non-binding resolution to approve the compensation of the Corporation’s named executive officers;	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)					FOR	AGAINST	ABSTAIN
				4.	The approval of the Washington Trust Bancorp, Inc. 2013 Stock Option and Incentive Plan;	☐	☐	☐

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here: ●			5.
In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the accompanying notice of Annual Meeting of Shareholders, the Proxy Statement with respect thereto, and the Corporation’s 2012 Annual Report and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENEVLOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THE CARD.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WASHINGTON TRUST BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Victor J. Orsinger II and Joseph J. MarcAurele, or either one of them, attorneys with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present, to vote the common stock of the undersigned in Washington Trust Bancorp, Inc. at the Annual Meeting of its shareholders to be held at the Westerly Library, 44 Broad Street, Westerly, Rhode Island at 11:00 a.m. (local time) on Tuesday, April 23, 2013 or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 , 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT ARE PROPERLY BROUGHT BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

COMMENTS: